EXHIBIT 3.1


                                 RESTATED

                       CERTIFICATE OF INCORPORATION

                                    of

                          REYNOLDS METALS COMPANY

                                ___________

                               INTRODUCTION

     This Restated Certificate of Incorporation has been duly adopted by the Board of Directors of Reynolds Metals Company in accordance with
Section 245 of the General Corporation Law of the State of Delaware. It only restates and integrates, and does not further amend, the provisions of the corporation's Certificate of Incorporation as heretofore amended or supplemented, and there is no discrepancy between those provisions and this Restated Certificate of Incorporation. The corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State on July 18, 1928.


                                 ARTICLE I


                      The name of the corporation is

                          REYNOLDS METALS COMPANY


                                ARTICLE II

     Its registered office in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle, Delaware. The name and address of its registered agent is CORPORATION SERVICE COMPANY, a corporation of the State of Delaware, located at 1013 Centre Road, Wilmington, New Castle County, Delaware.


                                ARTICLE III

     The nature of the business and the objects and purposes proposed to be transacted, promoted or carried on are:

     1. To manufacture, purchase, or otherwise acquire, hold, own, mortgage, pledge, sell, lease, assign and transfer, or otherwise dispose of, to invest, trade, deal in and deal with, goods, wares and merchandise and real and personal property of every class and description.

     2. To erect, or cause to be erected, on any lands owned, held, and occupied by the corporation, buildings or other structures with their appurtenances and to rebuild, enlarge, alter, or improve any buildings or other structures now, or hereafter erected, on any lands so owned, held, or occupied.

     3. To enter into, make and perform contracts of every kind for any lawful purpose with any person, firm, association or corporation, municipality, body politic, country, territory, State, government or colony or dependency thereof.

     4. To acquire the goodwill, rights and property and the whole or any part of the assets, tangible or intangible, and to undertake or in any way assume the liabilities of any person, firm, association or corporation; to pay for the said goodwill, rights, property, and assets in cash, the stock of this company, bonds or otherwise, or by undertaking the whole or any part of the liabilities of the transferor; to hold or in any manner to dispose of the whole or any part of the property so purchased; to conduct in any lawful manner the whole or any part of any business so acquired, and to exercise all the powers necessary or convenient in and about the conduct and management of such business.

     5. To apply for, purchase, register or in any manner to acquire, and to hold, own, use, operate and introduce, and to sell, lease, assign, pledge, or in any manner dispose of, and in any manner deal with patents, patent rights, licenses, copyrights, trademarks, trade names, and to acquire, own, use or in any manner dispose of any and all inventions, improvements and processes, labels, designs, brands, or other rights, and to work, operate, or develop the same, and to carry on any business, manufacturing or otherwise, which may directly or indirectly effectuate these objects or any of them.

     6. To guarantee, purchase, receive, hold, own, sell, assign, transfer, mortgage, pledge or otherwise dispose of shares of capital stock, bonds, mortgages, debentures, notes or other securities, obligations, contracts or evidences of indebtedness of any corporation, company or association (organized under the laws of this State or any other State, country, nation or government) or of any state, country, nation, municipality, government or a body politic; to receive, collect and dispose of interest, dividends and income upon, of and from any of the bonds, mortgages, debentures, notes, shares of capital stock, securities, obligations, contracts, evidences of indebtedness and other property held or owned by it and to exercise in respect of all such bonds, mortgages, debentures, notes, shares of capital stock, securities, obligations, contracts, evidences of indebtedness and other property any and all rights, powers and privileges of individual ownership thereof, including the right to vote thereon.


     7. Without limit as to amount to draw, make, accept, endorse, discount, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures, and other negotiable or transferable instruments and evidences of indebtedness whether secured by mortgage or otherwise, as well as to secure the same by mortgage or otherwise, so far as may be permitted by the laws of the State of Delaware.

     8. To purchase, in so far as the same may be done without impairing the capital of the corporation, and to hold, pledge and reissue shares of its own capital stock; but such stock, so acquired and held, shall not be entitled to vote nor to receive dividends.

     9. To have one or more offices, conduct its business and promote its objects within and without the State of Delaware, in other States, the District of Columbia, the territories, colonies and dependencies of the United States, and in foreign countries, without restriction as to place or amount, but subject to the laws of such State, District, territory, colony, dependency or country.

     10. To do any or all of the things herein set forth to the same extent as natural persons might or could do and in any part of the world, as principals, agents, contractors, trustees, or otherwise, and either alone or in company with others.

     11. In general to carry on any other business in connection therewith, whether manufacturing or otherwise, not forbidden by the laws of the State of Delaware, and with all the powers conferred upon corporations by the laws of the State of Delaware.

     But if this corporation shall undertake to do any of the things hereinabove set forth in any State other than Delaware, in the District of Columbia, in any territory, colony, or dependency of the United States, or in any foreign country or in any colony or dependency thereof, then as to such jurisdictions and each of them this corporation shall be deemed to have such powers in so far only as such jurisdictions respectively permit corporations within their several respective jurisdictions to be organized for or to execute such powers.

     It is the intention that each of the objects, purposes and powers specified in each of the paragraphs of this third article of this Certificate of Incorporation shall, except where otherwise specified, be nowise limited or restricted by reference to or inference from the terms of any other paragraph or of any other article in this Certificate of Incorporation, but that the objects, purposes and powers specified in this article and in each of the articles or paragraphs of this Certificate shall be regarded as independent objects, purposes and powers, and the enumeration of specific purposes and powers shall not be construed to restrict in any manner the general terms and powers of this corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature.

                                ARTICLE IV

     The total number of shares of stock of all classes that may be issued by the Corporation is Two Hundred Twenty-one Million (221,000,000) shares, of which Twenty Million (20,000,000) shares shall be preferred stock without par value and shall be designated "Preferred Stock", One Million (1,000,000) shares shall be second preferred stock of the par value of One Hundred Dollars ($100.00) each and shall be designated "Second Preferred Stock" and Two Hundred Million (200,000,000) shares shall be common stock without par value and shall be designated "Common Stock".

                            I.  PREFERRED STOCK

     1. The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (referred to herein as the "Issuing Resolution" for such series), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board of Directors being hereby expressly vested with authority to adopt any such resolution or resolutions.

     2. The authority of the Board of Directors with respect to each series of the Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

          (a) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

          (b) The dividend rate of such series, the conditions upon which and times at which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other series of the Preferred Stock, and whether such dividends shall be cumulative or noncumulative;

          (c) The conditions, if any, upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

          (d) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions governing the operation of such retirement or sinking fund;

          (e) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

          (f) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

          (g) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (h) The relative seniority, parity or junior rank of such series with respect to any other series of the Preferred Stock; and

          (i) Any other powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

     3. No holder of shares of any series of the Preferred Stock shall have any preemptive or preferential right of subscription to any stock of any class of the Corporation, or to any obligations convertible into stock of any class, or to any warrant or option for the purchase of stock of any class, except to the extent granted in the Issuing Resolution creating such series.

     4. The Board of Directors of the Corporation shall be empowered to provide in any Issuing Resolution with respect to any series of the Preferred Stock that any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such series may be made dependent upon facts ascertainable outside this Certificate of Incorporation or any amendment hereto, or the Issuing Resolution with respect to such series, so long as the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such series is clearly and expressly set forth in this Certification of Incorporation, as amended, or in the Issuing Resolution for such series.

     5. The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, dividends at the rate fixed by the Board of Directors in the Issuing Resolution for such series, and no more, before

          (i)  any dividends (other than dividends payable in Second
     Preferred Stock or in Common Stock or in any other class of stock ranking junior to the Preferred Stock both as to dividends and upon liquidation, dissolution or winding up) shall be declared and paid, or set apart for payment, on, or

         (ii) any moneys or other consideration (other than shares of Second Preferred Stock or Common Stock or any other class of stock ranking junior to the Preferred Stock both as to dividends and upon liquidation, dissolution or winding up) is set aside for or applied to the purchase or redemption of, shares of the Second Preferred Stock or the Common Stock or any other class of stock ranking junior to the Preferred Stock as to dividends or upon liquidation, dissolution or winding up.

     6. The holders of shares of the Preferred Stock of each series shall be entitled upon liquidation, dissolution or winding up of the Corporation, whether involuntary or voluntary, to such preferences as are provided in the Issuing Resolution creating such series of the Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to or set apart for the holders of shares of the Second Preferred Stock or the Common Stock or any other class of stock ranking junior to the Preferred Stock upon liquidation, dissolution or winding up. For the purposes of this paragraph 6, a consolidation or merger of the Corporation with or into one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger), or a sale, lease or exchange of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.


               SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

     Section 1. Designation and Amount. The distinctive designation of the series shall be "Series A Junior Participating Preferred Stock." The shares constituting such series shall be without par value. The number of shares constituting such series shall be 2,000,000, subject to increase or decrease by action of the Board of Directors as evidenced by a certificate of designations.

     Section 2. Dividends and Distributions. (A) Subject to the prior rights of the holders of any shares of any series of Preferred Stock ranking prior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when and as declared by the Board of

Directors out of funds legally available for the payment of dividends, quarterly dividends payable in cash on the first day of January, April, July and October in each year or such other days on which dividends are declared with respect to the Common Stock (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. If the Corporation shall at any time after November 20, 1987 (the "Rights Declaration Date") (i) declare any dividend payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless (i) such date of issue is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or (ii) such date of issue is either a Quarterly Dividend Payment Date or a date after the record date for the determination of holders of shares of Series A

Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or
(iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (C) (i) If and whenever at any time or times dividends payable on shares of any Series A Junior Participating Preferred Stock shall have been in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly dividend periods, then the holders of shares of any Series A Junior Participating Preferred Stock, together with the holders of any other series of Preferred Stock as to which dividends are in arrears and unpaid in an aggregate amount equal to or exceeding the amount of dividends payable thereon for six quarterly dividend periods, shall have the exclusive right, voting separately as a class with such other series, to elect two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board of Directors immediately prior to the accrual of such right, the remaining directors to be elected by the other class or classes of stock entitled to vote therefor at each meeting of stockholders held for the purpose of electing directors.

     (ii) Such voting right may be exercised initially either at a special meeting of the holders of the Preferred Stock having such voting right, called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each such annual meeting until such time as all cumulative dividends accumulated and payable on the shares of Series A Junior Participating Preferred Stock shall have been paid in full, at which time such voting right shall terminate, subject to revesting on the basis set forth in paragraph (C)(i).

     (iii) At any time when such voting right shall have vested in holders of the Preferred Stock, and if such right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the record holders of 10% in number of shares of Preferred Stock having such voting right then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of Preferred Stock having such voting right and of any other class or classes of stock having voting power with respect to the election of such directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Board of Directors. If such meeting is not called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Secretary of the Corporation, or within 30 days after mailing the same within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the record holders of 10% in number of shares of the Preferred Stock then outstanding which would be entitled to vote at such meeting may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this paragraph (C)(iii) or such other place as is selected by such designated stockholder. Any holder of the Preferred Stock who would be entitled to vote at such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph (C). Notwithstanding the provisions of this paragraph (C), no such special meeting shall be called during a period within 90 days immediately preceding the date fixed for the next annual meeting of stockholders.

     (iv) At any meeting held for the purpose of electing directors at which the holders of the Preferred Stock shall have the right to elect two directors in addition to the number of directors constituting the Board of Directors immediately prior to accrual of such right as provided herein, the presence in person or by proxy of the holders of 40% of the then outstanding shares of Preferred Stock having such right shall be required and shall be sufficient to constitute a quorum of such class of the election of directors by such class. At any such meeting or adjournment thereof (i) the absence of a quorum of the holders of the Preferred Stock having such right shall not prevent the election of directors other than those to be elected by the holders of the Preferred Stock, and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Preferred Stock entitled to elect such directors and (ii) except as otherwise required by law, in the absence of a quorum of the holders of any class of stock entitled to vote for the election of directors, a majority of the holders present in person or by proxy of such class shall have the power to adjourn the meeting for the election of directors which the holders of such class are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum is present.

     (v) Any vacancy in the Board of Directors in respect of a director elected by holders of Preferred Stock pursuant to the voting right created under this paragraph (C) shall be filled by vote of the remaining director so elected, or if there be no such remaining director, by the holders of Preferred Stock entitled to elect such director or directors at a special meeting called in accordance with the procedures set forth in paragraph
(C)(iii), or, if no such special meeting is called, at the next annual meeting of stockholders. Upon any termination of such voting right, subject to the requirements of the General Corporation Law of Delaware, the term of office of all directors elected by holders of Preferred Stock voting separately as a class shall terminate.

     (D) Except as set forth herein, or as required by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions. (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (ii) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Article IV,
Section I of its Certificate of Incorporation or paragraph (A) of this
Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by
(ii) 100 (as appropriately adjusted as set forth in paragraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

     (B) (i) If there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such assets as are available shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.
(ii) If there are not sufficient assets available to permit payment in full of the Common Adjustment, then such assets as are available shall be distributed ratably to the holders of Common Stock.

     (C) If the Corporation shall at any time after November 20, 1987 (i) declare any dividend payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8.  No Redemption.  The shares of Series A Junior
Participating Preferred Stock shall not be redeemable.

     Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the Issuing Resolution with respect to any such series shall provide otherwise.

     Section 10. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.


                        II.  SECOND PREFERRED STOCK

     1. The Second Preferred Stock may be issued, from time to time, in one or more series, in any manner now or hereafter permitted by law.

     2. The shares of each series shall have the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, which are stated and expressed in this section II, and those which are stated and expressed in the resolution or resolutions providing for the issue of such series, adopted by the Board of Directors under the authority granted to the Board of Directors by the provisions of paragraph 3 of this section II.

     3. Authority is hereby expressly granted to and vested in the Board of Directors of the Corporation to provide for the issue of the Second Preferred Stock in one or more series, and with respect to each such series to fix, by resolution or resolutions, the following:

          (a) The maximum number of shares to constitute the series and the distinctive designation of the shares;

          (b) The annual dividend rate on the shares of the series and the date or dates from which dividends shall accumulate;

          (c) The amount which the holders of shares of the series shall be entitled to receive upon the voluntary liquidation, dissolution or winding up of the Corporation, which shall not be less than the par value plus an amount equal to all accumulated and unpaid dividends to the date of final distribution to such holders;

          (d) Whether or not the shares of the series shall be subject to redemption at the option of the Corporation and if so, the price which holders of shares so redeemed shall be entitled to receive, which price may vary at different redemption dates but shall in no event be less than the par value per share plus an amount equal to all accumulated and unpaid dividends to the date of redemption, and if such price varies, the period during which each such variation in price shall be applicable;

          (e) Whether or not the shares of the series shall be subject to redemption through the operation of a sinking fund and, if so, the terms and provisions of such sinking fund and the extent to which and the manner in which such fund shall be applied to the purchase, redemption or other acquisition of shares of the series and the redemption price for shares redeemed through the sinking fund, which price may vary at different redemption dates but shall in no event be less than the par value per share plus an amount equal to all accumulated and unpaid dividends to the date of redemption, and if such price varies, the period during which each such variation in price shall be applicable;

          (f) Whether or not there shall be a purchase fund to acquire shares of the series and, if so, the terms and provisions of the purchase fund and the extent to which and the manner in which such purchase fund shall be applied to the acquisition of shares of the series;

          (g) The limitations and restrictions, if any, in addition to, but not in derogation of, the limitations and restrictions set forth in paragraph 5 of this section II, which are to be effective while any shares of the series are outstanding, upon payment of dividends on, or making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation or any subsidiary of, shares of Common Stock or any other class of stock ranking junior to the Second Preferred Stock as to dividends or upon liquidation;

          (h) The conditions or restrictions, if any, which are to be effective while any shares of the series are outstanding, upon the creation of indebtedness of the Corporation or upon the issuance of shares of stock of the Corporation;

          (i) Any voting rights of the shares of the series, other than the voting rights for the election of Directors provided by paragraph 13 of this section II, in addition to and not inconsistent with those granted by this Article IV to the holders of the Second Preferred Stock;

          (j) The right, if any, to exchange or convert the shares of the series into shares of any other series of the Second Preferred Stock or into shares of any other class of stock of the Corporation and the rate or basis, time, manner and conditions of exchange or conversion or the method by which the same shall be determined;

          (k) Any other designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the series, which are now or hereafter permitted by the laws of Delaware, and which are not inconsistent with the provisions of paragraphs 4 to 17, inclusive, of this section II.

     The resolution or resolutions providing for the issue of shares of any series are herein referred to as the "Issuing Resolution" for that series.

     4. All series of the Second Preferred Stock shall be senior to the Common Stock and each series of the Second Preferred Stock shall rank equally with every other series. Each share of any one series shall be identical with every other share of that series except as to the date or dates from which dividends shall accumulate.

     5.   Subject to the provisions of paragraph 5 of section I of this
Article IV and to any limitation or restriction contained in the Issuing Resolution for any series of Preferred Stock, the holders of shares of each series of the Second Preferred Stock shall be entitled to receive cash dividends, when and as declared by the Board of Directors out of any funds legally available therefor, at the annual rate fixed in the Issuing
Resolution for that particular series and no more. Such dividends on each series of the Second Preferred Stock shall be payable quarterly on the first day of February, May, August and November in each year to holders of record on a date, not more than fifty (50) days before each such dividend payment date, to be determined by the Board of Directors in advance of the payment of each particular dividend. Dividends on each series of the Second Preferred Stock shall be cumulative and preferential so that in no event shall any dividend or other distribution (other than dividends payable in Common Stock or in any other class of stock ranking junior to the Second Preferred Stock as to dividends and upon liquidation) be declared or paid upon or set apart for the Common Stock or any other class of stock ranking junior to the Second Preferred Stock as to dividends or upon liquidation nor shall any moneys or other consideration (other than shares of Common Stock or any other class of stock ranking junior to the Second Preferred Stock as to dividends and upon liquidation) be set aside for or applied to the purchase or redemption of shares of Common Stock or any other class of stock ranking junior to the Second Preferred Stock as to dividends or upon liquidation, unless all dividends on each then outstanding series of the Second Preferred Stock for all past quarter-yearly dividend periods shall have been paid, or declared and a sum sufficient for the payment thereof set apart, and the full dividend thereon for the then quarterly dividend period shall have been or concurrently shall be paid or declared. With respect to each series of the Second
Preferred Stock, such dividends shall accumulate from the date or dates fixed in the Issuing Resolution for such series which date or dates shall in no instance be more than ninety days before or after the date of the issuance of those shares for which the date is being set. No dividends shall be declared on any series of the Second Preferred Stock in respect of any dividend period unless the same proportion of the annual dividend rate respectively applicable to the shares of every series of the Second
Preferred Stock at the time outstanding shall likewise be declared as a dividend in respect of such dividend period.

     The term "accumulated and unpaid dividends" means, in respect of each share of the Second Preferred Stock of any series, that amount which shall be equal to simple interest upon the par value of such share at the dividend rate for such series from the date from which dividends on such share commenced to accumulate to the date as of which the computation is to be made, less the aggregate amount (without interest thereon) of all dividends theretofore paid or declared and set aside for payment in respect thereof.

     6. (a) In the event of any involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of every series of the Second Preferred Stock shall, subject to the provisions of paragraph 6 of section I of this Article IV, be entitled to receive payment at the rate of $100 per share, plus an amount equal to all accumulated and unpaid dividends to the date of final distribution to such holders, and no more, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of the Common Stock or any other class of stock ranking junior to the Second Preferred Stock upon liquidation.

     (b) In the event of any voluntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of each series of the Second Preferred Stock shall, subject to the provisions of paragraph 6 of section I of this Article IV, be entitled to receive the amount set forth for such payment in the Issuing Resolution for that particular series, which amount shall in no case be less than $100 per share, plus an amount equal to all accumulated and unpaid dividends to the date of final distribution to such holders, and no more, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of the Common Stock or any other class of stock ranking junior to the Second Preferred Stock upon liquidation.

     (c) If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation, or proceeds thereof, distributable among the holders of the Second Preferred Stock shall be insufficient to pay in full the preferential amount for every series of the Second Preferred Stock, then such assets or the proceeds thereof shall be distributed among the holders of the shares of all series of the Second Preferred Stock in proportion to the respective amounts to which they would be entitled if all amounts payable thereon were paid in full.

     (d) For the purposes of this paragraph 6, a consolidation or merger of the Corporation with or into one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger), or a sale, lease or exchange of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

     7. (a) If the Issuing Resolution for any series of the Second Preferred Stock provides that the Corporation, at the option of the Board of Directors, may redeem at any time all, or from time to time any part, of the shares of the Second Preferred Stock of such series at the time outstanding or if the Issuing Resolution for any series of the Second Preferred Stock provides for the creation of a sinking fund to redeem outstanding shares of that series of the Second Preferred Stock, the shares of the series to be redeemed at the option of the Board of Directors or to be redeemed through operation of the sinking fund shall be redeemed in the manner set forth in this paragraph 7.

     (b) Notice of every such redemption shall be mailed at least 30 days in advance of the date designated for such redemption (herein called the "redemption date") to the holders of record of the shares of the Second Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. In order to facilitate the redemption of any shares of the Second Preferred Stock that may be chosen for redemption as provided in this paragraph 7, the Board of Directors shall be authorized to cause the transfer books of the Corporation to be closed as to such shares as of a date within fifteen (15) days prior to the redemption date. In case of the redemption of a part only of any series of the Second Preferred Stock at the time outstanding, the shares of such series so to be redeemed shall be selected by lot or by such other equitable method as the Board of Directors may determine.

     (c) If said notice of redemption shall have been given as aforesaid, and if on or before the redemption date, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, then, from and after the redemption date, notwithstanding that any certificate for shares of the Second Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall not be deemed outstanding, and all rights of the holders of the shares of the Second Preferred Stock so called for redemption shall forthwith, from and after the redemption date, cease and terminate, excepting only the right to receive the redemption price therefor but without interest. Any moneys so set aside by the Corporation and unclaimed at the end of six years from the date fixed for such redemption shall revert to the general funds of the Corporation after which reversion any holder of such shares so called for redemption shall have only such rights, if any, as he may possess under applicable law to receive from the Corporation payment of the redemption price.

     (d) If, on or before the redemption date, the Corporation shall deposit in trust, with a bank or trust company in the Borough of Manhattan, in the City of New York, having a capital and surplus of at least $5,000,000, the funds necessary for the redemption of the shares of the Second Preferred Stock so to be redeemed, to be applied to the redemption of such shares, and if the Corporation shall have given notice of redemption as aforesaid or given irrevocable written authorization to such bank or trust company, in form satisfactory to it, for the timely giving of such notice, then from and after the time when such deposit is made all shares of the Second Preferred Stock so called for redemption shall not be deemed to be outstanding, and all rights of the holders of such shares of the Second Preferred Stock so called for redemption shall cease and terminate, excepting only the right to receive the redemption price therefor, but without interest.

     In case such deposit is made with a bank or trust company and any holder of shares of the Second Preferred Stock which shall have been called for redemption shall not, within one year after the redemption date, claim the amount deposited with respect to the redemption thereof, such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amount and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder thereafter shall have only such rights, if any, as he may possess under applicable law to receive from the Corporation payment thereof. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time. Any such unclaimed amounts paid over by any such bank or trust company to the Corporation shall, for a period terminating six years after the date fixed for redemption, be set aside and held by the Corporation in the same manner as if such unclaimed amounts had been set aside under the preceding paragraph 7(c).

     8. Whether or not the Issuing Resolution for any series of the Second Preferred Stock provides for optional redemption of shares, or for a sinking fund or a purchase fund for the redemption or purchase of shares of such series, the Corporation shall have the right, subject to the provisions of paragraph 5 of section I of this Article IV and subject to any limitation thereon in any Issuing Resolution for any series of Preferred Stock or Second Preferred Stock, at any time to purchase privately or in the public markets, and to solicit tenders of, any portion or the whole of the shares of any or all series at prices which are not in excess of the respective redemption prices of such shares.

     9. (a) All shares of any series of the Second Preferred Stock which have been acquired through the operation of a purchase fund or of a sinking fund or by redemption or have been credited against any purchase fund or sinking fund or have been surrendered to the Corporation on the conversion or exchange thereof into or for other shares of the Corporation shall, upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware, have the status of authorized and unissued shares of the Second Preferred Stock, but shall be reissued only as, or as part of, a new series of the Second Preferred Stock to be created by an Issuing Resolution of the Board of Directors or as part of any other series of the Second Preferred Stock the terms of which do not prohibit such reissue as a part thereof, and shall not be reissued as a part of the series of which they were originally a part.

     (b) All shares of any series of the Second Preferred Stock which have been acquired otherwise than through the operation of a purchase fund or of a sinking fund or by redemption and which have not been credited against any purchase fund or sinking fund, and which have not been surrendered to the Corporation on the conversion or exchange thereof into or for other shares of the Corporation, shall have the status of treasury stock and may be disposed of as permitted by law.

     10. So long as any of the Second Preferred Stock is outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least 66-2/3% of all of the Second Preferred Stock at the time outstanding, voting as a class regardless of series, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose:

          (a)  Amend, alter or repeal any of the provisions of this
     Article IV so as to affect adversely the designations, preferences and relative, participating, optional or other special rights, or the qualifications, limitations or restrictions thereof, of all of the series of the Second Preferred Stock;

          (b)  (i) increase the authorized amount of the Preferred Stock,
     (ii) create any other class or classes of stock ranking senior to the Second Preferred Stock either as to dividends or upon liquidation,
     (iii) create any class or classes of stock which have any right to be converted into any class or classes of stock ranking senior to the Second Preferred Stock as to dividends or upon liquidation or grant any rights to any class of stock to be so converted, or (iv) merge or consolidate with or into any other corporation, if such merger or consolidation would affect adversely the designations, preferences and relative, participating, optional or other special rights, or the qualifications, limitations or restrictions thereof, of all of the series of the Second Preferred Stock.

     11. The Corporation will not amend, alter or repeal any of the provisions of this Article IV or of any Issuing Resolution for series of Second Preferred Stock so as to affect adversely the designations, preferences and relative, participating, optional or other special rights, or the qualifications, limitations or restrictions thereof, of one or more, but not all, series of the Second Preferred Stock, or merge or consolidate with or into any other corporation if such merger or consolidation would affect adversely the designations, preferences and relative, participating, optional or other special rights, or the qualifications, limitations or restrictions thereof, of one or more, but not all, series of the Second Preferred Stock, without the affirmative vote or consent of the holders of at least 66-2/3% of each series so adversely affected at the time outstanding, voting as a class, in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, but the other series of the Second Preferred Stock not affected thereby shall not have the right to vote thereon.

     12. The Corporation will not, without the affirmative vote or consent of the holders of at least a majority of all of the Second Preferred Stock at the time outstanding, voting as a class regardless of series, given in person or by proxy, either in writing or by resolution adopted at a special meeting called for the purpose, (a) increase the authorized amount of the Second Preferred Stock, (b) create any class or classes of stock ranking on a parity with the Second Preferred Stock either as to dividends or upon liquidation, or (c) create any class or classes of stock which have any right to be converted into any class or classes of stock ranking on a parity with the Second Preferred Stock as to dividends or upon liquidation or grant any rights to any class of stock to be so converted.

     13. (a) If, and whenever, at any time or times, there shall remain unpaid, on any series of the Second Preferred Stock, the dividends which were payable for four full quarterly dividend periods, or if any arrearage or default in any sinking fund provided for in any Issuing Resolution shall occur under such conditions and continue for such period of time as, under the provisions of such Issuing Resolution, to entitle the holders of the outstanding shares of the Second Preferred Stock to the voting rights provided by this paragraph 13, the outstanding Second Preferred Stock of all series, voting separately as a class, shall have the right to elect two Directors and the remaining Directors shall be elected by the holders of shares of the Common Stock (subject to the voting rights of the holders of the Preferred Stock).

     (b) Whenever such right of the holders of the Second Preferred Stock shall have vested, such right may be exercised initially either at a special meeting of such holders of the Second Preferred Stock called as provided in this paragraph, or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders. If the date upon which such right of the holders of the Second Preferred Stock shall become vested shall be more than sixty days preceding the date of the next ensuing annual meeting of stockholders as fixed by the By-Laws of the Corporation, the President of the Corporation shall call promptly a special meeting of the holders of the Second Preferred Stock and the Common Stock to be held within thirty days for the purpose of electing a new Board of Directors (exclusive of any Directors elected to represent the Preferred Stock pursuant to the provisions of section I of this Article IV) to serve until the next annual meeting and until their successors shall be elected and shall qualify. Notice of such meeting shall be mailed to each holder of Second Preferred Stock and each holder of Common Stock not less than ten days prior to the date of such meeting. If at any such meeting any Director (other than a Director elected to represent the Preferred Stock) shall not be re-elected, his term of office shall end upon the election of his successor, notwithstanding that the term for which he was originally elected shall not then have expired. In the event that at any such meeting at which holders of the Second Preferred Stock shall be entitled to elect Directors, a quorum of the holders of the Second Preferred Stock shall not be present in person or by proxy, the holders of the Common Stock, if a quorum thereof be present, may elect the Directors whom the holders of the Second Preferred Stock were entitled, but failed, to elect. Such Directors shall be designated as having been so elected to represent the Second Preferred Stock and their successors shall be elected by the holders of the Second Preferred Stock at the next annual meeting.

     (c) Whenever the holders of the Second Preferred Stock shall be entitled to elect Directors as provided in paragraph 13(a) of this section II, any holder of Second Preferred Stock shall have the right, during regular business hours, in person or by a duly authorized representative, to examine and to make transcripts of the stock records of the Corporation for the Second Preferred Stock for the purpose of communicating with other holders of Second Preferred Stock with respect to the exercise of such right of election.

     (d) At any election of members of the Board of Directors by the Second Preferred Stock, each holder of Second Preferred Stock shall have one vote for each share of such stock standing in his name on the books of the Corporation on any record date fixed for such purpose, or, if no such date be fixed, on the date on which the election is held.

     (e) The right of the holders of the Second Preferred Stock, voting separately as a class, to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as any and all unpaid dividends shall have been paid and any and all sinking fund arrearages and defaults shall have been fully cured, at which time the right of the holders of the Second Preferred Stock to elect members of the Board of Directors shall terminate, subject to revesting.

     (f) Whenever the holders of the Second Preferred Stock shall be divested of the right to elect members of the Board of Directors, the President of the Corporation shall, within ten days after delivery to the Corporation at its principal office of a request to such effect signed by any holder of Common Stock, call a special meeting of the holders of the Common Stock to be held within forty days after the delivery of such request for the purpose of electing a new Board of Directors (exclusive of any Directors elected to represent the Preferred Stock pursuant to the provisions of section I of this Article IV) to serve until the next annual meeting or until their respective successors shall be elected and shall qualify. If, at any such special meeting, any Director (other than a Director elected to represent the

Preferred Stock) shall not be re-elected, his term of office shall terminate upon the election and qualification of his successor, notwithstanding that the term for which such Director was originally elected shall not then have expired.

     14. At any annual or special meeting of stockholders held for the purpose of electing Directors when the holders of the Second Preferred Stock shall be entitled to elect members of the Board of Directors as provided in paragraph 13 of this section II, the presence in person or by proxy of the holders of one-third of all of the outstanding shares of the Second Preferred Stock regardless of series shall be required to constitute a quorum for the election by the Second Preferred Stock of such Directors, and the presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock shall be required to constitute a quorum for the election by the Common Stock of the remaining Directors (other than Directors elected to represent the Preferred Stock pursuant to the provisions of section I of this Article IV); provided, however, that absence of a quorum of the Common Stock shall not prevent the Second Preferred Stock if it has a quorum present from electing the number of Directors such class shall be entitled to elect and the Directors so elected by the Second Preferred Stock shall replace an equal number of Directors then in office. The Directors to be replaced by those elected by the holders of the Second Preferred Stock shall be designated by the Board of Directors of the Corporation; and, if the Board of Directors shall fail to make such designation within 15 days following such meeting, then such designation shall be made by the Directors elected by the holders of the Second Preferred Stock. The absence of a quorum of the Second Preferred Stock shall not prevent the Common Stock from electing the entire Board of Directors (other than Directors elected to represent the Preferred Stock) which shall include the proper number of members to represent the Second Preferred Stock.

     15. If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of the Second Preferred Stock shall be entitled to elect Directors, one of the Directors in office elected by the holders of the Second Preferred Stock shall resign or die or be removed, the vacancy shall be filled by a majority vote of all of the remaining Directors then in office, although less than a quorum, who shall elect a nominee designated by the remaining Director elected by the holders of the Second Preferred Stock or his successor and if not so filled within forty days after the creation thereof, the President of the Corporation shall call a special meeting in the manner provided in paragraph 13 of this section II but limited to the holders of shares of the Second Preferred Stock and such vacancy shall be filled at such special meeting, to be held within forty days after the delivery of such request.

     16. If the Corporation is unable to meet the requirements of all sinking fund and of all purchase fund provisions of all Issuing Resolutions for series of Second Preferred Stock containing such provisions, the number of shares of the respective series to be redeemed or purchased, as the case may be, shall be in proportion to the respective amounts which would be redeemed or purchased if all such provisions were complied with in full.

     17. No holder of shares of any series of the Second Preferred Stock shall have any preemptive or preferential right of subscription to any stock of any class of the Corporation, or to any obligations convertible into stock of any class, or to any warrant or option for the purchase of stock of any class but the Board of Directors of the Corporation, in the Issuing Resolution creating any series of the Second Preferred Stock, may confer on that series the right to subscribe to additional shares of that series or to shares of any series of the Second Preferred Stock which may be created thereafter.


                            III.  COMMON STOCK

     1. All rights shall be held and possessed by the Common Stock except for the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, conferred on the Preferred Stock and the Second Preferred Stock by applicable law, by the provisions of sections I and II of this Article IV or by the provisions of any Issuing Resolutions for series of the Preferred Stock or the Second Preferred Stock.

     2. Holders of the shares of Common Stock without par value shall have no right to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever or of securities convertible into stock of any class whatsoever whether now or hereafter authorized.


                                 ARTICLE V

     The number of shares with which this corporation will commence business is ten (10) shares of common stock, which shares are without nominal or par value.


                                ARTICLE VI

     This corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


                                ARTICLE VII

     This corporation is to have perpetual existence.


                               ARTICLE VIII

     The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.


                                ARTICLE IX

     In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

     1. To make, alter, amend and rescind the by-laws of this corporation, without any action on the part of the stockholders.

     2. To authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

     3. To fix, determine and vary the amount to be maintained as surplus and, subject to the other provisions and requirements of this Certificate of Incorporation, the amount or amounts to be set apart or reserved as working capital or for any other lawful purposes. If so determined by the Board of Directors, the corporation may from time to time receive money and/or other property and credit the amount or value thereof to reserve or surplus, and such money or other property may be an undivided part of money or other property for another part of which stock, bonds, debentures and/or other obligations of the corporation are issued. Against any reserve or surplus so established there may be charged losses at any time incurred by the corporation, also dividends or other distributions upon stock. Such reserve or surplus may be reduced from time to time by the Board of Directors for the purposes above specified or by transfer from such reserve or surplus to capital account.

     4. From time to time to determine whether and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of this corporation (other than the stock ledger), or any of them, shall be open to inspection of stockholders; and no stockholder shall have any right of inspecting any account, book or document of this corporation except as conferred by statute, unless authorized by a resolution of stockholders or directors.

     5. If the by-laws so provide, to designate two or more of its number to constitute an executive committee, which committee shall for the time being, as provided in said resolution or in the by-laws of this corporation, have and exercise any or all of the powers of the Board of Directors in the management of the business and affairs of this corporation, and have power to authorize the seal of this corporation to be affixed to all papers which may require it.

     6. Pursuant to the affirmative vote of the holders of at least a majority of the stock issued and outstanding having voting power, given at a stockholders' meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of this corporation, including its goodwill and its corporate franchises, upon such terms and conditions as its Board of Directors deem expedient and for the best interests of the corporation.

     7. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 3883 of the Revised Code of 1915 of said State, or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 43 of this Chapter, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     8. This corporation may in its by-laws confer powers upon its directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon them by the statute.

     9. Both stockholders and directors shall have power, if the by-laws so provide, to hold their meetings, and to have one or more offices within or without the State of Delaware and to keep the books of this corporation (subject to the provisions of the statutes), outside of the State of Delaware at such places as may be from time to time designated by the Board of Directors.


                                 ARTICLE X

     The number of directors of this corporation shall be such number, not less than three, as shall from time to time be fixed by the by-laws of the corporation. In case of any vacancy in the Board of Directors through death, resignation, disqualification or other cause, the remaining directors, by affirmative vote of a majority thereof, may elect a successor to office for the unexpired portion of the term of the director whose place shall be vacant and until the election of a successor.


                                ARTICLE XI

     A director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that nothing contained in this Article XI shall eliminate or limit the liability of a director (1) for any breach of the director's duty of loyalty to the corporation or its stockholders,
(2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article XI shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.


                                ARTICLE XII

     In the absence of fraud, no contract or transaction between this corporation and any other association or corporation shall be affected by the fact that any of the Directors or officers of this corporation are interested in or are directors or officers of such other association or corporation, and any director or officer of this corporation individually may be a party to or may be interested in any such contract or transaction of this corporation; and no such contract or transaction of this corporation with any person or persons, firm, association or corporation shall be affected by the fact that any director or officer of this corporation is a party to or interested in such contract or transaction or in any way connected with such person or persons, firm, association or corporation; and each and every person who may become a director or officer of this corporation is hereby relieved from any liability that might otherwise exist from thus contracting with this corporation for the benefit of himself or any person, firm, association or corporation in which he may be in any wise interested.


     IN WITNESS WHEREOF, the corporation has caused its corporate seal to be affixed and this Restated Certificate of Incorporation to be signed by its Senior Vice President and General Counsel and attested by its Secretary this 21st day of October, 1988.

                                        REYNOLDS METALS COMPANY


                                        By /s/ John H. Galea
                                          -------------------------
                                          John H. Galea
                                          Senior Vice President and
                                          General Counsel

ATTEST:


/s/ Donald T. Cowles
--------------------
Donald T. Cowles
Secretary

                         CERTIFICATE OF OWNERSHIP
                                AND MERGER
                                  MERGING
                         FOIL DISTRIBUTING COMPANY
                                   INTO
                          REYNOLDS METALS COMPANY
                    ___________________________________

                      Pursuant to Section 253 of the
                     Delaware General Corporation Law

                    ___________________________________


          REYNOLDS METALS COMPANY, a corporation incorporated on the 18th day of July, 1928, pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that the Corporation owns all of the outstanding stock of FOIL DISTRIBUTING COMPANY, a corporation incorporated on the 4th day of April, 1983, pursuant to the provisions of the general corporation Law of the State of Delaware, and that the Corporation by resolutions of its Board of Directors duly adopted at a meeting held on the 17th day of April, 1991, determined to and did merge into itself said FOIL DISTRIBUTING COMPANY, which resolutions are as follows:

          RESOLVED, that this corporation, as owner of all the outstanding capital stock of Foil Distributing Company, merge into itself Foil Distributing Company and assume all of its liabilities and obligations effective as of 12:01 a.m. on April 30, 1991; and

          FURTHER RESOLVED, that the Chairman of the Board, the President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized to take all such other action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents, which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of such action or the execution of any such agreements, instruments or documents to be conclusive evidence of the authority to take or execute the same.

          This Certificate of Ownership and Merger shall be effective as of 12:01 A.M. on April 30, 1991.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed and attested by its officers thereunto duly authorized this 22nd day of April, 1991.

                                 REYNOLDS METALS COMPANY


                                 By  /s/ Donald T. Cowles
                                     -----------------------------------
                                     Vice President, General Counsel
                                     and Secretary



ATTEST:



/s/ Donna C. Dabney
-----------------------
Assistant Secretary

                            State of Delaware      PAGE 1
                    Office of the Secretary of State
                    --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP & MERGER OF "REYNOLDS METALS COMPANY" FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF APRIL, A.D. 1991, AT 9 O'CLOCK A.M.
                           * * * * * * * *


                                   William T. Quillen
                                   -----------------------------
                                   William T. Quillen, Secretary of State

                                   AUTHENTICATION:  *4114707
                                   DATE:  10/25/1993
932985004

                         CERTIFICATE OF OWNERSHIP
                                AND MERGER
                                  MERGING
                         REYNOLDS OF HAWAII, INC.
                                   INTO
                          REYNOLDS METALS COMPANY
                    ___________________________________

                      Pursuant to Section 253 of the
                     Delaware General Corporation Law

                    ___________________________________


          REYNOLDS METALS COMPANY, a corporation incorporated on the 18th day of July, 1928, pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that the Corporation owns all of the outstanding stock of REYNOLDS OF HAWAII, INC., a corporation incorporated on the 4th day of May, 1979, pursuant to the provisions of the general corporation Law of the State of Delaware, and that the Corporation by resolutions of its Board of Directors duly adopted at a meeting held on the 17th day of April, 1991, determined to and did merge into itself said REYNOLDS OF HAWAII, INC., which resolutions are as follows:

          RESOLVED, that this corporation, as owner of all the outstanding capital stock of Reynolds of Hawaii, Inc., merge into itself Reynolds of Hawaii, Inc. and assume all of its liabilities and obligations effective as of 12:01 a.m. on April 30, 1991; and

          FURTHER RESOLVED, that the Chairman of the Board, the President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized to take all such other action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents, which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of such action or the execution of any such agreements, instruments or documents to be conclusive evidence of the authority to take or execute the same.

          This Certificate of Ownership and Merger shall be effective as of 12:01 A.M. on April 30, 1991.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed and attested by its officers thereunto duly authorized this 22nd day of April, 1991.

                                   REYNOLDS METALS COMPANY


                                   By  /s/ Donald T. Cowles
                                       -------------------------------
                                       Vice President, General Counsel
                                       and Secretary



ATTEST:



/s/ Donna C. Dabney
------------------------
Assistant Secretary

                         CERTIFICATE OF OWNERSHIP
                                AND MERGER
                                  MERGING
                        BROAD ST. ROAD CORPORATION
                                   INTO
                          REYNOLDS METALS COMPANY
                    ___________________________________

                      Pursuant to Section 253 of the
                     Delaware General Corporation Law

                    ___________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the "Corporation"), does hereby certify that the Corporation owns all the outstanding stock of BROAD ST. ROAD CORPORATION, a Delaware corporation, and that the Corporation by resolutions of its Board of Directors duly adopted at a meeting held on the 15th day of November, 1991, determined to and did merge into itself BROAD ST. ROAD CORPORATION, which resolutions are as follows:

          RESOLVED, that this corporation, as owner of all the outstanding capital stock of Broad St. Road Corporation, merge into itself Broad St. Road Corporation and assume all of its liabilities and obligations effective as of 5:00 p.m. on December 31, 1991; and

          FURTHER RESOLVED, that the Chairman of the Board, the President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized to take all such other action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents, which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of such action or the execution of any such agreements, instruments or documents to be conclusive evidence of the authority to take or execute the same.

          This Certificate of Ownership and Merger shall be effective as of 5:00 p.m. on December 31, 1991.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed and attested by its officers thereunto duly authorized this 26th day of November, 1991.

                                   REYNOLDS METALS COMPANY


                                   By  /s/ Donald T. Cowles
                                      ----------------------------------
                                      Vice President, General Counsel
                                      and Secretary



ATTEST:



/s/ D. Michael Jones
-------------------------
Assistant Secretary

                         CERTIFICATE OF OWNERSHIP
                                AND MERGER
                                  MERGING
                    REYNOLDS ALUMINUM RECYCLING COMPANY
                                   INTO
                          REYNOLDS METALS COMPANY

                   ____________________________________

                      Pursuant to Section 253 of the
                     Delaware General Corporation Law

                   ____________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the "Corporation"), does hereby certify that the Corporation owns all the outstanding stock of REYNOLDS ALUMINUM RECYCLING COMPANY, a Missouri corporation, and that the Corporation by resolutions of its Board of Directors duly adopted by unanimous written consent on December 16, 1991 pursuant to Section 141(f) of the Delaware General Corporation Law determined to and did merge into itself REYNOLDS ALUMINUM RECYCLING COMPANY, which resolutions are as follows:

          RESOLVED, that this corporation, as owner of all the outstanding capital stock of Reynolds Aluminum Recycling Company, merge into itself Reynolds Aluminum Recycling Company and assume all of its liabilities and obligations effective as of 5:00 p.m. on December 31, 1991 pursuant to the following Plan of Merger:

          1. Reynolds Metals Company of Delaware is the survivor.

          2. All of the property, rights, privileges, leases and patents of Reynolds Aluminum Recycling Company, a Missouri corporation, are to be transferred to and become the property of Reynolds Metals Company, the survivor. The officers and board of directors of the above named corporations are authorized to execute all deeds, assignments, and documents of every nature which may be needed to effectuate a full and complete transfer of ownership.

          3.   The officers and board of directors of Reynolds
          Metals Company shall continue in office until their successors are duly elected and qualified under the provisions of the by-laws of the surviving corporation.

          4. It is agreed that, upon and after the issuance of a certificate of merger by the Secretary of State of the State of Missouri:

               a.  The surviving corporation may be served
               with process in the State of Missouri in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Missouri which is a party to the merger and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Missouri against the surviving corporation;

               b.  The Secretary of State of the State of
               Missouri shall be and hereby is irrevocably appointed as the agent of the surviving corporation to accept service of process in any such proceeding; the address to which the service of process in any such proceeding shall be mailed is: Secretary, Reynolds Metals Company, 6601 West Broad
               Street, Richmond, Virginia 23230; and

               c. The surviving corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Missouri which is a party to the merger the amount, if any, to which they shall be entitled under the provisions of "The General and Business Corporation Law of Missouri" with respect to the rights of dissenting shareholders.

          5. The articles of incorporation of the survivor are not amended.

     provided that, at any time prior to the filing with the Delaware Secretary of State of a Certificate of Ownership and Merger merging Reynolds Aluminum Recycling Company into this corporation, the Board of Directors of this corporation may terminate this resolution and abandon the merger contemplated hereby; and

          FURTHER RESOLVED, that the Chairman of the Board, the President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents, which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of such action or the execution of any such agreements, instruments or documents to the conclusive evidence of the authority to take or execute the same.

          This Certificate of Ownership and Merger shall be effective as of 5:00 p.m. on December 31, 1991.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed and attested by its officers thereunto duly authorized this 20th day of December, 1991.


                                   REYNOLDS METALS COMPANY


                                   By /s/ Donald T. Cowles
                                      ----------------------------------
                                      Vice President, General Counsel
                                      and Secretary



ATTEST:



/s/ D. Michael Jones
-----------------------
Assistant Secretary

                    CERTIFICATE OF OWNERSHIP AND MERGER

                                  MERGING

                       REYNOLDS SEATTLE CAN COMPANY

                                   INTO

                          REYNOLDS METALS COMPANY

               _____________________________________________

                      Pursuant to Section 253 of the
                    General Corporation Law of Delaware

               _____________________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of REYNOLDS SEATTLE CAN COMPANY, a Delaware corporation.

          THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 19th day of June, 1992, determined to merge into itself REYNOLDS SEATTLE CAN COMPANY on the conditions set forth in such resolutions:

               RESOLVED, that this corporation, as owner of all of the outstanding shares of each class of the capital stock of Reynolds Seattle Can Company, merge into itself
          Reynolds Seattle Can Company and assume all of its liabilities and obligations effective as of 5:00 p.m.
          E.D.T. on June 30, 1992; and

               FURTHER RESOLVED, that the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice Chairman, any

          Executive Vice President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents (including, without limitation, a certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution of any such agreements, instruments or documents to be conclusive evidence of the authority to take or execute the same.

          This Certificate of Ownership and Merger shall be effective as of 5:00 p.m. E.D.T. on June 30, 1992.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 19th day of June, 1992.

                                   REYNOLDS METALS COMPANY




                                   By /s/ Donald T. Cowles
                                      ----------------------------------
                                      Vice President, General Counsel
                                      and Secretary

[SEAL]


ATTEST:


By: /s/ D. Michael Jones
    ---------------------
    Assistant Secretary

                                                   STATE OF DELAWARE
                                                   SECRETARY OF STATE
                                                DIVISION OF CORPORATIONS
                                               FILED 09:00 AM 12/29/1993
                                                    933635393 - 240111

                    CERTIFICATE OF OWNERSHIP AND MERGER
                                  MERGING
                   REYNOLDS ALUMINUM CREDIT CORPORATION
                                   INTO
                          REYNOLDS METALS COMPANY

                      Pursuant to Section 253 of the
                    General Corporation Law of Delaware

          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST:   That the Corporation is incorporated pursuant to the
General Corporation Law of the State of Delaware.

          SECOND: That the Corporations owns all of the outstanding shares of the capital stock of REYNOLDS ALUMINUM CREDIT CORPORATION, a Delaware corporation.

          THIRD:   That the Corporation, by the following resolutions of
its Board of Directors, duly adopted by unanimous written consent dated December 16, 1993, determined to merge into itself REYNOLDS ALUMINUM CREDIT CORPORATION on the conditions set forth in such resolutions:

               RESOLVED, that this corporation, as owner of all of the outstanding shares of the capital stock of Reynolds Aluminum Credit Corporation, merge into itself Reynolds Aluminum Credit Corporation and assume all of its liabilities and obligations effective as of 5:00 p.m. E.S.T. on December 31, 1993;

               FURTHER RESOLVED, that the Chief Executive Officer, the Chief Financial Officer, any Vice Chairman, any Executive Vice President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents (including, without limitation, a certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution of any such agreements, instruments or documents to be conclusive evidence of the authority to take or execute the same.

          This Certificate of Ownership and Merger shall be effective as of 5:00 p.m. E.S.T. on December 31, 1993.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 29th day of December, 1993.

                                   REYNOLDS METALS COMPANY




                                   By: /s/ D. Michael Jones
                                       ---------------------------------
                                       Vice President, General Counsel
                                       and Secretary


[SEAL]

ATTEST:


By:/s/ Carol L. Dillon
   ---------------------
   Assistant Secretary

                                                   STATE OF DELAWARE
                                                   SECRETARY OF STATE
                                                DIVISION OF CORPORATIONS
                                               FILED 09:01 AM 12/29/1993
                                                    933635394 - 240111

                    CERTIFICATE OF OWNERSHIP AND MERGER
                                  MERGING
                     REYNOLDS KANSAS CITY CAN COMPANY
                                   INTO
                          REYNOLDS METALS COMPANY

                      Pursuant to Section 253 of the
                    General Corporation Law of Delaware

          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST:   That the Corporation is incorporated pursuant to the
General Corporation Law of the State of Delaware.

          SECOND: That the Corporations owns all of the outstanding shares of each class of the capital stock of REYNOLDS KANSAS CITY CAN COMPANY, a Delaware corporation.

          THIRD:   That the Corporation, by the following resolutions of
its Board of Directors, duly adopted by unanimous written consent dated December 16, 1993, determined to merge into itself REYNOLDS KANSAS CITY CAN COMPANY on the conditions set forth in such resolutions:

               RESOLVED, that this corporation, as owner of all of the outstanding shares of each class of the capital stock of Reynolds Kansas City Can Company, merge into itself Reynolds Kansas City Can Company and assume all of its liabilities and obligations effective as of 5:00 p.m. E.S.T. on December 31, 1993;

               FURTHER RESOLVED, that the Chief Executive Officer, the
          Chief Financial Officer, any Vice Chairman, any Executive Vice President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents (including, without limitation, a certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution of any such agreements, instruments or documents to be conclusive evidence of the authority to take or execute the same.

          This Certificate of Ownership and Merger shall be effective as of 5:00 p.m. E.S.T. on December 31, 1993.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its
officers thereunto duly authorized this 29th    day of December, 1993.

                                   REYNOLDS METALS COMPANY




                                   By: /s/ D. Michael Jones

                                       -----------------------------------
                                       Vice President, General Counsel
                                       and Secretary


[SEAL]

ATTEST:


By: /s/ Carol L. Dillon
   ----------------------
    Assistant Secretary

                            State of Delaware      PAGE 1
                    Office of the Secretary of State
                    --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "REYNOLDS METALS COMPANY" FILED IN THIS OFFICE ON THE TWENTIETH DAY OF JANUARY, A.D. 1994, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO
THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                   /s/ William T. Quillen
                                   -----------------------------
                                   William T. Quillen, Secretary of State

                                   AUTHENTICATION:  7005454
                                   DATE:  01-21-94
0240111  8100
944002852

                       CERTIFICATE OF DESIGNATIONS,
                  PREFERENCES, RIGHTS AND LIMITATIONS OF

                  7% PRIDES, Convertible Preferred Stock

                                    of

                          REYNOLDS METALS COMPANY
                          ______________________

                  Pursuant to Section 151 of the General
                 Corporation Law of the State of Delaware
                          ______________________


          Reynolds Metals Company, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, under (i) authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the Corporation, as amended to date, (ii) the provisions of Sections 141(c) and 151 of the General Corporation Law of the State of Delaware, and (iii) resolutions adopted by the Board of Directors at its meeting on December 17, 1993, the 1993 Preferred Stock Committee of the Board of Directors at its meeting on January 18, 1994 duly adopted the following resolution:

          RESOLVED, that under (i) authority conferred upon the 1993 Preferred Stock Committee by the Board of Directors and (ii) authority conferred upon the Board of Directors by the Restated Certificate of Incorporation, as amended to date (the "Restated Certificate of Incorporation"), the 1993 Preferred Stock Committee hereby authorizes the issuance of 11,000,000 shares of authorized and unissued preferred stock, without par value, of the Corporation, and hereby fixes the designation, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares, in addition to those set forth in the Restated Certificate of Incorporation, as follows, to be set forth in a certificate of designations (the "Certificate of Designations"):

               Section 1. Designation and Size of Issue; Ranking. (a) The distinctive designation of the series of preferred stock shall be "7% PRIDES, Convertible Preferred Stock" (the "PRIDES"). The shares are Preferred Redeemable Increased Dividend Equity Securities. The number of shares constituting the PRIDES shall be 11,000,000 shares. Each share of PRIDES shall have a stated value of $47.25.

               (b) Any shares of the PRIDES which at any time have been redeemed for, or converted into, Common Stock, without par value, of the Corporation (the "Common Stock") or otherwise reacquired by the Corporation shall, after such redemption, conversion or other acquisition, resume the status of authorized and unissued shares of preferred stock, without par value, of the Corporation (the "Preferred Stock"), without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

               (c) The shares of PRIDES shall rank on a parity, both as to payment of dividends and distribution of assets upon liquidation, with any Preferred Stock issued by the Corporation after the date of this Certificate of Designations that by its terms ranks pari passu with the PRIDES.

               Section 2. Dividends. (a) The holders of record of the shares of PRIDES shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, cash dividends ("Preferred Dividends") from the date of the issuance of the shares of PRIDES at the rate per annum of 7 percent of the stated value per share (equivalent to $3.31 per annum or $0.8275 per quarter for each share of PRIDES), payable quarterly in arrears, on each April 1, July 1, October 1 and December 31 (each a "Dividend Payment Date") or, if any such date is not a business day (as defined herein), the Preferred Dividend due on such Dividend Payment Date shall be paid on the next succeeding business day; provided, however, that, with respect to any dividend period during which a redemption occurs, the Corporation may, at its option, declare accrued Preferred Dividends to, and pay such Preferred Dividends on, the date fixed for redemption, in which case such Preferred Dividends shall be payable to the holders of shares of PRIDES as of the record date for such dividend payment and shall not be included in the calculation of the related PRIDES Call Price (as defined herein). The first dividend period shall be from the date of initial issuance of the shares of PRIDES to but excluding April 1, 1994 and the first Preferred Dividend shall be payable on April 1, 1994. Preferred Dividends on shares of PRIDES shall be cumulative and shall accumulate from the date of original issuance. Preferred Dividends on shares of PRIDES shall cease to accrue on and after the Mandatory Conversion Date (as defined herein) or on and after the date of their earlier conversion or redemption, as the case may be.
     Preferred Dividends shall be payable to holders of record as they appear on the stock register of the Corporation on such record dates, not less than 15 nor more than 60 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Preferred Dividends payable on shares of PRIDES for any period less than a full quarterly dividend period (or, in the case of the first
     Preferred Dividend, from the date of initial issuance of the shares of PRIDES to but excluding the first Dividend Payment Date) shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period less than one month. Preferred Dividends shall accrue on a daily basis whether or not there are funds of the Corporation legally available for the payment of such dividends and whether or not such Preferred Dividends are declared. Accrued but unpaid Preferred Dividends shall cumulate as of the Dividend Payment Date on which they first become payable, but no interest shall accrue on accumulated but unpaid Preferred Dividends.

               (b) As long as shares of PRIDES are outstanding, no dividends (other than dividends payable in shares of, or warrants, rights or options exercisable for or convertible into shares of, Second Preferred Stock, $100 par value, of the Corporation (the "Second Preferred Stock"), Common Stock or any other capital stock of the Corporation ranking junior to the shares of PRIDES as to the payment of dividends and the distribution of assets upon liquidation (collectively, the "Junior Stock") and cash in lieu of fractional shares in connection with any such dividend) shall be paid or declared in cash or otherwise, nor shall any other distribution be made (other than a distribution payable in Junior Stock and cash in lieu of fractional shares in connection with any such distribution), on any Junior Stock unless (i) full dividends on Preferred Stock (including the shares of PRIDES) that does not constitute Junior Stock ("Parity Preferred Stock") have been paid, or declared and set aside for payment, for all dividend periods terminating at or before the date of such Junior Stock dividend or distribution payment to the extent such dividends are cumulative; (ii) dividends in full for the current quarterly dividend period have been paid, or declared and set aside for payment, on all Parity Preferred Stock to the extent such dividends are cumulative; (iii) the Corporation has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement, and sinking funds, if any, for any Parity Preferred Stock; and (iv) the Corporation is not in default on any of its obligations to redeem any Parity Preferred Stock.

               (c) As long as any shares of PRIDES are outstanding, no shares of any Junior Stock may be purchased, redeemed, or otherwise acquired by the Corporation or any of its subsidiaries (except in connection with a reclassification or exchange of any Junior Stock through the issuance of other Junior Stock (and cash in lieu of fractional shares in connection therewith) or the purchase, redemption or other acquisition of any Junior Stock with any Junior Stock (and cash in lieu of fractional shares in connection therewith)) nor may any funds be set aside or made available for any sinking fund for the purchase or redemption of any Junior Stock unless: (i) full dividends on Parity Preferred Stock have been paid, or declared and set aside for payment, for all dividend periods terminating at or before the date of such purchase, redemption or other acquisition to the extent such dividends are cumulative; (ii) dividends in full for the current quarterly dividend period have been paid, or declared and set aside for payment, on all Parity Preferred Stock to the extent such dividends are cumulative; (iii) the Corporation has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement, and sinking funds, if any, for any Parity Preferred Stock; and (iv) the Corporation is not in default on any of its obligations to redeem any Parity Preferred Stock.

               (d) As long as any shares of PRIDES are outstanding, dividends or other distributions may not be declared or paid on any Parity Preferred Stock (other than dividends or other distributions payable in Junior Stock and cash in lieu of fractional shares in connection therewith), and the Corporation may not purchase, redeem or otherwise acquire any Parity Preferred Stock (except with any Junior Stock and cash in lieu of fractional shares in connection therewith), unless either: (a)(i) full dividends on Parity Preferred Stock have been paid, or declared and set aside for payment, for all dividend periods terminating at or before the date of such Parity Preferred Stock dividend, distribution, purchase, redemption or other acquisition payment to the extent such dividends are cumulative; (ii) dividends in full for the current quarterly dividend period have been paid, or declared and set aside for payment, on all Parity Preferred Stock to the extent such dividends are cumulative; (iii) the Corporation has paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all purchase, retirement, and sinking funds, if any, for any Parity Preferred Stock; and (iv) the Corporation is not in default on any of its obligations to redeem any Parity Preferred Stock; or (b) with respect to the payment of dividends only, any such dividends shall be declared and paid pro rata so that the amounts of any dividends declared and paid per share of PRIDES and each other share of Parity Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends (including any accumulation with respect to unpaid dividends for prior dividend periods, if such dividends are cumulative) per share of PRIDES and such other shares of Parity
     Preferred Stock bear to each other.

               Section 3. Conversion or Redemption. (a) Unless previously either redeemed or converted at the option of the holder in accordance with the provisions of Section 3(c), on December 31, 1997 (the "Mandatory Conversion Date"), each outstanding share of PRIDES shall mandatorily convert ("Mandatory Conversion") into (i) shares of authorized Common Stock at the PRIDES Common Equivalent Rate (as defined herein) in effect on the Mandatory Conversion Date and (ii) the right to receive cash in an amount equal to all accrued and unpaid Preferred Dividends on such share of PRIDES (other than previously declared dividends payable to a holder of record as of a prior date) to but excluding the Mandatory Conversion Date, whether or not declared, out of funds legally available for the payment of Preferred Dividends, subject to the right of the Corporation to redeem the shares of PRIDES on or after December 31, 1996 (the "Initial Redemption Date") and before the Mandatory Conversion Date and subject to the conversion of the shares of PRIDES at the option of the holder at any time before the Mandatory Conversion Date. The "PRIDES Common Equivalent Rate" shall initially be one share of Common Stock for each share of PRIDES and shall be subject to adjustment as set forth in Sections 3(d) and 3(e). Shares of PRIDES shall cease to be outstanding on the Mandatory Conversion Date. The Corporation shall make such arrangements as it deems appropriate for the issuance of certificates representing shares of Common Stock and for the payment of cash in respect of such accrued and unpaid dividends, if any, or cash in lieu of fractional shares, if any, in exchange for and contingent upon surrender of certificates representing the shares of PRIDES, and the Corporation may defer the payment of dividends on such shares of Common Stock and the voting thereof until, and make such payment and voting contingent upon, the surrender of certificates representing the shares of PRIDES; provided, that the Corporation shall give the holders of the shares of PRIDES such notice of any such actions as the Corporation deems appropriate and upon surrender such holders shall be entitled to receive such dividends declared and paid, if any, on such shares of Common Stock subsequent to the Mandatory Conversion Date.

               (b)(i) Shares of PRIDES are not redeemable by the Corporation before the Initial Redemption Date. At any time and from time to time on or after that date until immediately before the Mandatory Conversion Date, the Corporation shall have the right to redeem, in whole or in part, the outstanding shares of PRIDES (subject to the notice provisions set forth in Section 3(b)(iii)). Upon any such redemption, the Corporation shall deliver to each holder thereof, in exchange for each such share of PRIDES subject to redemption, the greater of:

               (A) the number of shares of Common Stock equal to the applicable PRIDES Call Price (as defined herein) in effect on the redemption date divided by the Current Market Price (as defined herein) of the Common Stock, determined as of the second Trading Day (as defined herein) immediately preceding the Notice Date (as defined herein); or

               (B) .82 of a share of Common Stock (subject to adjustment in the same manner as the PRIDES Optional Conversion Rate (as defined herein) is adjusted).

     Preferred Dividends on the shares of PRIDES shall cease to accrue on and after the date fixed for their redemption.

               The "PRIDES Call Price" of each share of PRIDES shall be the sum of (x) $48.077 on and after the Initial Redemption Date, to and including March 31, 1997; $47.870 on and after April 1, 1997, to and including June 30, 1997; $47.663 on and after July 1, 1997, to and including September 30, 1997; $47.457 on and after October 1, 1997, to and including November 30, 1997; and $47.25 on and after December 1, 1997, to and including December 31, 1997; and (y) all accrued and unpaid Preferred Dividends thereon to but not including the date fixed for redemption (other than previously declared Preferred Dividends payable to a holder of record as of a prior date). If fewer than all the outstanding shares of PRIDES are to be called for redemption, shares of PRIDES to be called shall be selected by the Corporation from outstanding shares of PRIDES not previously called by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors in its sole discretion to be equitable.

               (ii) The term "Current Market Price" per share of the Common Stock on any date of determination means the lesser of (x) the average of the Closing Prices (as defined herein) of the Common Stock for the 15 consecutive Trading Days ending on and including such date of determination, or (y) the Closing Price of the Common Stock for such date of determination; provided, however, that, with respect to any redemption of shares of PRIDES, if any event resulting in an adjustment of the PRIDES Common Equivalent Rate occurs during the period beginning on the first day of such 15-day period and ending on the applicable redemption date, the Current Market Price as determined pursuant to the foregoing shall be appropriately adjusted to reflect the occurrence of such event.

               (iii) The Corporation shall provide notice of any redemption of the shares of PRIDES to holders of record of the shares of PRIDES to be called for redemption not less than 15 nor more than 60 days before the date fixed for redemption. Any such notice shall be provided by mail, sent to the holders of record of the shares of PRIDES to be called at each such holder's address as it appears on the stock register of the Corporation, first class postage prepaid; provided, however, that failure to give such notice or any defect therein shall not affect the validity of the proceeding for redemption of any shares of PRIDES to be redeemed except as to the holder to whom the Corporation has failed to give such notice or whose notice was defective. A public announcement of any call for redemption shall be made by the Corporation before, or at the time of, the mailing of such notice of redemption. The term "Notice Date" with respect to any notice given by the Corporation in connection with a redemption of the shares of PRIDES means the date on which first occurs either the public announcement of such redemption or the commencement of mailing of the notice to the holders of shares of PRIDES, in each case pursuant to this
     Section 3(b)(iii).

               Each such notice shall state, as appropriate, the following and may contain such other information as the Corporation deems advisable:

               (A)  the redemption date;

               (B) that all outstanding shares of PRIDES are to be redeemed or, in the case of a redemption of fewer than all outstanding shares of PRIDES, the number of such shares held by such holder to be redeemed;

               (C) the PRIDES Call Price, the number of shares of Common Stock deliverable upon redemption of each share of PRIDES to be redeemed and the Current Market Price used to calculate such number of shares of Common Stock;

               (D) the place or places where certificates for such shares are to be surrendered for redemption; and

               (E) that dividends on the shares of PRIDES to be redeemed shall cease to accrue on and after such redemption date (except as otherwise provided herein).

               (iv) The Corporation's obligation to deliver shares of Common Stock and provide funds upon redemption in accordance with this Section 3(b) shall be deemed fulfilled if, on or before a redemption date, the Corporation shall deposit with a bank or trust company, or an affiliate of a bank or trust company, having an office or agency in New York, New York and having (or such affiliate having) a combined capital and surplus of at least $50,000,000 according to its last published statement of condition, or shall set aside or make other reasonable provision for the issuance of, such number of shares of Common Stock as are required to be delivered by the Corporation pursuant to this Section 3(b) upon the occurrence of the related redemption of shares of PRIDES and for the payment of cash in lieu of the issuance of fractional share amounts and accrued and unpaid dividends payable in cash on the shares of PRIDES to be redeemed as required by this Section 3(b), in trust for the account of the holders of such shares of PRIDES to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust company that such shares and funds be delivered upon redemption of the shares of PRIDES so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any shares of Common Stock or funds so deposited and unclaimed at the end of three years from such redemption date shall be repaid and released to the Corporation, after which the holder or holders of such shares of PRIDES so called for redemption shall look only to the Corporation for delivery of shares of Common Stock and the payment of any other funds due in connection with the redemption of the shares of PRIDES.

               (v) Each holder of shares of PRIDES called for redemption must surrender the certificates evidencing such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state) to the Corporation at the place designated in the notice of such redemption and shall thereupon be entitled to receive certificates evidencing shares of Common Stock and to receive any funds payable pursuant to this Section 3(b) following such surrender and following the date of such redemption. In case fewer than all the shares represented by any such surrendered certificate are called for redemption, a new certificate shall be issued at the expense of the Corporation representing the unredeemed shares. If such notice of redemption shall have been given, and if on the date fixed for redemption shares of Common Stock and funds necessary for the redemption shall have been irrevocably either set aside by the Corporation separate and apart from its other funds or assets in trust for the account of the holders of the shares to be redeemed (and so as to be and continue to be available therefor) or deposited with a bank or trust company or an affiliate thereof as provided herein or the Corporation shall have made other reasonable provision therefor, then notwithstanding that the certificates evidencing any shares of PRIDES so called for redemption shall not have been surrendered, the shares represented thereby so called for redemption shall be deemed no longer outstanding and Preferred Dividends with respect to the shares so called for redemption and all rights with respect to the shares so called for redemption shall forthwith on and after such date cease and terminate (unless the Corporation defaults on the payment of the redemption price), except for (i) the rights of the holders to receive the shares of Common Stock and funds, if any, payable pursuant to this Section 3(b) without interest upon surrender of their certificates therefor and
     (ii) the right of the holders, pursuant to Section 3(c) to convert the shares of PRIDES called for redemption until immediately before the close of business on any redemption date; provided, however, that holders of shares of PRIDES at the close of business on a record date for any payment of Preferred Dividends shall be entitled to receive the Preferred Dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares following such record date and before the Dividend Payment Date. Holders of shares of PRIDES that are redeemed shall not be entitled to receive dividends declared and paid on such shares of Common Stock, and such shares of Common Stock shall not be entitled to vote, until such shares of Common Stock are issued upon the surrender of the certificates representing such shares of PRIDES and upon such surrender such holders shall be entitled to receive such dividends declared and paid on such shares of Common Stock subsequent to such redemption date.

               (c) Shares of PRIDES are convertible, in whole or in part, at the option of the holders thereof ("Optional Conversion"), at any time before the Mandatory Conversion Date, unless previously redeemed, into shares of Common Stock at a rate of .82 of a share of Common Stock for each share of PRIDES (the "PRIDES Optional Conversion Rate"), subject to adjustment as set forth below. The right of Optional Conversion of shares of PRIDES called for redemption shall terminate immediately before the close of business on any redemption date with respect to such shares.

               Optional Conversion of shares of PRIDES may be effected by delivering certificates evidencing such shares of PRIDES, together with written notice of conversion and a proper assignment of such certificates to the Corporation or in blank (and, if applicable, cash payment of an amount equal to the Preferred Dividend attributable to the current quarterly dividend period payable on such shares), to the office of the transfer agent for the shares of PRIDES or to any other office or agency maintained by the Corporation for that purpose and otherwise in accordance with Optional Conversion procedures established by the Corporation. Each Optional Conversion shall be deemed to have been effected immediately before the close of business on the date on which the foregoing requirements shall have been satisfied. The Optional Conversion shall be at the PRIDES Optional Conversion Rate in effect at such time and on such date.

               Holders of shares of PRIDES at the close of business on a record date for any payment of declared Preferred Dividends shall be entitled to receive the

     Preferred Dividend payable on such shares of PRIDES on the corresponding Dividend Payment Date notwithstanding the Optional Conversion of such shares of PRIDES following such record date and before such Dividend Payment Date. However, shares of PRIDES surrendered for Optional Conversion after the close of business on a record date for any payment of declared Preferred Dividends and before the opening of business on the next succeeding Dividend Payment Date must be accompanied by payment in cash of an amount equal to the Preferred Dividends attributable to the current quarterly dividend period payable on such date (unless such shares of PRIDES are subject to redemption on a redemption date between such record date established for such Dividend Payment Date and such Dividend Payment Date). Except as provided above, upon any Optional Conversion of shares of PRIDES, the Corporation shall make no payment of or allowance for unpaid Preferred Dividends, whether or not in arrears, on such shares of PRIDES as to which Optional Conversion has been effected or for previously declared dividends or distributions on the shares of Common Stock issued upon Optional Conversion.

               (d) The PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate are each subject to adjustment from time to time as provided below in this paragraph (d).

               (i) If the Corporation shall pay a stock dividend or make a distribution with respect to its Common Stock in shares of Common Stock (including by way of reclassification of any shares of its Common Stock), the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate in effect at the opening of business on the day following the date fixed for the determination by stockholders entitled to receive such dividend or other distribution shall each be increased by multiplying such PRIDES Common Equivalent Rate and PRIDES Optional Conversion Rate by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, immediately before such dividend or distribution, plus the total number of shares of Common Stock constituting such dividend or other distribution, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, immediately before such dividend or distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this clause (i), the number of shares of Common
          Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of certificates issued in lieu of fractions of shares of Common Stock.

               (ii) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall each be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall each be proportionately reduced, such increases or reductions, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (iii) If the Corporation shall, after the date of this Certificate of Designations, issue rights or warrants to all holders of its Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price of the Common Stock (determined pursuant to Section 3(b)(ii)) on the record date for the determination of stockholders entitled to receive such rights or warrants, then in each case the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate shall each be adjusted by multiplying the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate in effect on such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately before such issuance, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately before such issuance, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at such Current Market Price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such Current Market Price). Shares of Common Stock held by the Corporation or by another corporation of which a majority of the shares entitled to vote in the election of directors are held, directly or indirectly, by the Corporation shall not be deemed to be outstanding for purposes of such computation. Such adjustment shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate shall each be readjusted to the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate which would then be in effect had the adjustments made after the issuance of such rights or warrants been made upon the basis of issuance of rights or warrants in respect of only the number of shares of Common Stock actually delivered.

               (iv) If the Corporation shall pay a dividend or make a distribution to all holders of its Common Stock consisting of evidences of its indebtedness, cash or other assets (including shares of capital stock of the Corporation other than Common
          Stock but excluding any cash dividends or distributions, other than Extraordinary Cash Distributions (as defined herein) and dividends referred to in clauses (i) and (ii) above), or shall issue to all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (other than those referred to in clause (iii) above), then in each such case, the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate shall each be adjusted by multiplying the PRIDES Common Equivalent Rate and the PRIDES Optional Conversation Rate in effect on the record date for such dividend or distribution or for the determination of stockholders entitled to receive such rights or warrants, as the case may be, by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock (determined pursuant to Section 3(b)(ii) on such record date), and of which the denominator shall be such Current Market Price per share of Common Stock less either (i) the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) on such record date of the portion of the assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, or (ii) if applicable, the amount of the Extraordinary Cash Distributions. Such adjustment shall become effective on the opening of business on the business day next following the record date for such dividend or distribution or for the determination of holders entitled to receive such rights or warrants, as the case may be.


               (v) Any shares of Common Stock issuable in payment of a dividend or other distribution shall be deemed to have been issued immediately before the close of business on the record date for such dividend or other distribution for purposes of calculating the number of outstanding shares of Common Stock under this Section 3.

               (vi) Anything in this Section 3 notwithstanding, the Corporation shall be entitled (but shall not be required) to make such upward adjustments in the PRIDES Common Equivalent Rate, the PRIDES Optional Conversion Rate and the PRIDES Call Price in addition to those set forth by this Section 3, as the Corporation, in its sole discretion, shall determine to be advisable, in order that any stock dividends, subdivision of stock, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock (or any transaction that could be treated as any of the foregoing transactions pursuant to Section 305 of the Internal Revenue Code of 1986, as amended) hereafter made by the Corporation to its stockholders shall not be taxable. The term "Extraordinary Cash Distribution" means, with respect to any consecutive 12-month period, all cash dividends and cash distributions on the Common Stock during such period (other than cash dividends and cash distributions for which a prior adjustment to the PRIDES Common Equivalent Rate and PRIDES Optional Conversion Rate was previously made) to the extent such dividends and distributions exceed, on a per share of Common Stock basis, 10% of the average daily Closing Price of the Common Stock over such period.

               (vii) In any case in which this Section 3(d) shall require that an adjustment as a result of any event become effective at the opening of business on the business day next following a record date and the date fixed for conversion pursuant to
          Section 3(a) or redemption pursuant to Section 3(b) on and after such record date, but before the occurrence of such event, the Corporation may, in its sole discretion, elect to defer the following until after the occurrence of such event: (A) issuing to the holder of any shares of PRIDES surrendered for conversion or redemption the fractional shares of Common Stock issuable before giving effect to such adjustment; and (B) paying to such holder any amount in cash in lieu of a fractional share of Common Stock pursuant to Section 4.

               (viii) All adjustments to the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate shall be calculated to the nearest 1/100th of a share of Common Stock. No adjustment in the PRIDES Common Equivalent Rate or in the PRIDES Optional Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this Section 3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the PRIDES Common Equivalent Rate and PRIDES Optional Conversion Rate shall be made successively.

               (ix) At least 10 business days before taking any action that could result in an adjustment affecting the PRIDES Common Equivalent Rate or the PRIDES Optional Conversion Rate such that the conversion price (for purposes of this section, an amount equal to the PRIDES Call Price divided by the PRIDES Common Equivalent Rate or the PRIDES Optional Conversion Rate, respectively, as in effect from time to time) would be below the then par value of the Common Stock, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the PRIDES Common Equivalent Rate or the PRIDES Optional Conversion Rate as so adjusted.

               (x) Before redeeming any shares of PRIDES, the Corporation shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock upon such redemption.

               (e) In case of any consolidation or merger to which the Corporation is a party (other than a consolidation or merger in which the Corporation is the surviving or continuing corporation and in which the shares of Common Stock outstanding immediately before the merger or consolidation remain unchanged), or in the case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in the case of a statutory exchange of securities with another corporation (other than in connection with a merger or acquisition), each share of PRIDES shall, after consummation of such transaction, be subject to (i) conversion at the option of the holder into the kind and amount of securities, cash, or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of PRIDES might have been converted immediately before consummation of such transaction, (ii) conversion on the Mandatory Conversion Date into the kind and amount of securities, cash, or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of PRIDES would have been converted if the conversion on the Mandatory Conversion Date had occurred immediately before the date of consummation of such transaction, plus the right to receive cash in an amount equal to all accrued and unpaid dividends on such share of PRIDES (other than previously declared dividends payable to a holder of record as of a prior date), and
     (iii) redemption on any redemption date in exchange for the kind and amount of securities, cash, or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock that would have been issuable at the PRIDES Call Price in effect on such redemption date upon a redemption of such share of PRIDES immediately before consummation of such transaction, assuming that, if the Notice Date for such redemption is not before such transaction, the Notice Date had been the date of such transaction; and assuming in each case that such holder of shares of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash, or other property receivable upon consummation of such transaction (provided that, if the kind or amount of securities, cash, or other property receivable upon consummation of such transaction is not the same for each non-electing share, then the kind and amount of securities, cash, or other property receivable upon consummation of such transaction for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). The kind and amount of securities into or for which the shares of PRIDES shall be convertible or redeemable after consummation of such transaction shall be subject to adjustment as described in Section 3(d) following the date of consummation of such transaction. The Corporation may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

               (f) Whenever the PRIDES Common Equivalent Rate and PRIDES Optional Conversion Rate are adjusted as provided in Section 3(d), the Corporation shall:

               (i) forthwith compute the adjusted PRIDES Common Equivalent Rate and PRIDES Optional Conversion Rate in accordance with this Section 3 and prepare a certificate signed by the Chief Financial Officer, any Vice President, the Treasurer or the Controller of the Corporation setting forth the adjusted PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, which certificate shall be conclusive, final and binding evidence of the correctness of the adjustment, and shall file such certificate forthwith with the transfer agent for the shares of the PRIDES and the Common Stock;

               (ii) make a prompt public announcement stating that the PRIDES Common Equivalent Rate and PRIDES Optional Conversion Rate have been adjusted and setting forth the adjusted PRIDES Common Equivalent Rate and PRIDES Optional Conversion Rate;

               (iii) mail a notice stating that the PRIDES Common Equivalent Rate and the PRIDES Optional Conversion Rate have been adjusted, the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted PRIDES Common Equivalent Rate and PRIDES Optional Conversion Rate, to the holders of record of the outstanding shares of PRIDES, at or prior to the time the Corporation mails an interim statement, if any, to its stockholders covering the fiscal quarter period during which the facts requiring such adjustment occurred, but in any event within 45 days of the end of such fiscal quarter period.

               (g) In case, at any time while any of the shares of PRIDES are outstanding,

               (i) the Corporation shall declare a dividend (or any other distribution) on the Common Stock, excluding any cash dividends other than Extraordinary Cash Distributions; or

               (ii) the Corporation shall authorize the issuance to all holders of the Common Stock of rights or warrants to subscribe for or purchase shares of the

          Common Stock or of any other subscription rights or warrants; or

               (iii) the Corporation shall authorize any reclassification of the Common Stock (other than a subdivision or combination thereof) or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required (except for a merger of the Corporation into one of its subsidiaries solely for the purpose of changing the corporate domicile of the Corporation to another state of the United States and in connection with which there is no substantive change in the rights or privileges of any securities of the Corporation other than changes resulting from differences in the corporate statutes of the state the Corporation was then domiciled in and the new state of domicile), or the sale or transfer of all or substantially all of the assets of the Corporation;

     then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the shares of PRIDES, and shall cause to be mailed to the holders of shares of PRIDES at their last addresses as they shall appear on the stock register of the Corporation, at least 10 business days before the date hereinafter specified in clause (A) or (B) below (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or
     (B) the date on which any such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property (including cash), if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. The failure to give or receive the notice required by this paragraph (g) or any defect therein shall not affect the legality or validity of any such dividend, distribution, right or warrant or other action.

               Section 4. No Fractional Shares. No fractional shares of Common Stock shall be issued upon redemption or conversion of any shares of the PRIDES. In lieu of any fractional share otherwise issuable in respect of the aggregate number of shares of the PRIDES of any holder that are redeemed or converted on any redemption date or upon Mandatory Conversion or Optional Conversion, such holder shall be entitled to receive an amount in cash (computed to the nearest cent) equal to the same fraction of the (i) Current Market Price of the Common Stock (determined as of the second Trading Day immediately preceding the Notice Date) in the case of redemption, or
     (ii) Closing Price of the Common Stock determined (A) as of the fifth Trading Day immediately preceding the Mandatory Conversion Date, in the case of Mandatory Conversion, or (B) as of the second Trading Day immediately preceding the effective date of conversion, in the case of an Optional Conversion by a holder. If more than one share of PRIDES shall be surrendered for conversion or redemption at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the PRIDES so surrendered or redeemed.

               Section 5. Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion or redemption of shares of PRIDES, as herein provided, free from preemptive rights, such maximum number of shares of Common Stock as shall from time to time be issuable upon the Mandatory Conversion or Optional Conversion or redemption of all the shares of PRIDES then outstanding.

               Section 6.  Definitions.  As used in this Certificate of
     Designations:

               (i) the term "business day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close;

               (ii) the term "Closing Price", on any day, shall mean the last sale price as shown on the New York Stock Exchange Composite Tape on such day, or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices of the Common Stock on the over-the-counter market on the day in question as reported by the National Association of Securities Dealers, Inc. Automated Quotation System, or a similar generally accepted reporting service, or if not so available in such manner, as furnished by any New York

          Stock Exchange member firm selected from time to time by the Board of Directors for that purpose;

               (iii) the term "record date" shall be such date as from time to time fixed by the Board of Directors with respect to the receipt of dividends, the receipt of a redemption price upon redemption or the taking of any action or exercise of any voting rights permitted hereby; and

               (iv) the term "Trading Day" shall mean a date on which the New York Stock Exchange (or any successor to such Exchange) is open for the transaction of business.

               Section 7. Payment of Taxes. The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on the redemption or conversion of shares of PRIDES pursuant to
     Section 3; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the registered holder of shares of PRIDES redeemed or converted or to be redeemed or converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

               Section 8. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and subject to the rights of holders of any other series of Preferred Stock, the holders of outstanding shares of PRIDES are entitled to receive the sum of $47.25 per share, plus an amount equal to any accrued and unpaid Preferred Dividends thereon, out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of Second Preferred Stock, Common Stock or any other capital stock ranking junior to the shares of PRIDES upon liquidation, dissolution, or winding up. If upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the assets of the Corporation are insufficient to permit the payment of the full preferential amounts payable with respect to the shares of PRIDES and all other series of Parity Preferred Stock, the holders of shares of PRIDES and of all other series of Parity Preferred Stock shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of PRIDES shall not be entitled to any further participation in any distribution of assets by the Corporation. A consolidation or merger of the Corporation with or into one or more other corporations (whether or not the Corporation is the corporation surviving such consolidation or merger), or a sale, lease or exchange of all or substantially all of the assets of the Corporation shall not be deemed to be a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation.


               Section 9. Voting Rights. (a) The holders of shares of PRIDES shall have the right with the holders of Common Stock to vote in the election of directors and upon each other matter coming before any meeting of the holders of Common Stock on the basis of 4/5 of a vote for each share of PRIDES held. The holders of shares of PRIDES and the holders of Common Stock shall vote together as one class on such matters except as otherwise provided by law or by the Restated Certificate of Incorporation.

               (b) In the event that dividends on the shares of PRIDES or any other series of Preferred Stock shall be in arrears and unpaid for six quarterly dividend periods, or if any series of Preferred Stock (other than the PRIDES) shall be entitled for any other reason to exercise voting rights, separate from the Common Stock, to elect any directors of the Corporation ("Preferred Stock Directors"), the holders of the shares of PRIDES (voting separately as a class with holders of all other series of Preferred Stock upon which like voting rights have been conferred and are exercisable), with each share of PRIDES entitled to one vote on this and other matters in which Preferred Stock votes as a group, shall be entitled to vote for the election of two directors of the Corporation, such directors to be in addition to the number of directors constituting the Board of Directors immediately before the accrual of such right. Such right, when vested, shall continue until all cumulative dividends accumulated and payable on the shares of PRIDES and such other series of Preferred Stock shall have been paid in full and the right of any other series of Preferred Stock to exercise voting rights, separate from the Common Stock, to elect Preferred Stock Directors shall terminate or have terminated, and, when so paid and any such termination occurs or has occurred, such right of the holders of the shares of PRIDES shall cease. The term of office of any director elected by the holders of the shares of PRIDES and such other series shall terminate on the earlier of (i) the next annual meeting of stockholders at which a successor shall have been elected and qualified or (ii) the termination of the right of holders of the shares of PRIDES and such other series to vote for such directors.

               (c) The Corporation shall not, without the approval of the holders of at least 66-2/3 percent of the shares of PRIDES then outstanding: (i) amend, alter, or repeal any of the provisions of the Restated Certificate of

<PAGE
     Incorporation or By-Laws of the Corporation so as to affect adversely the powers, preferences or rights of the holders of the shares of PRIDES then outstanding or reduce the minimum time for any required notice to which the holders of the shares of PRIDES then outstanding may be entitled (an amendment of the Restated Certificate of Incorporation to authorize or create, or to increase the authorized amount of, Junior Stock or any stock of any class ranking on a parity with the PRIDES being deemed not to affect adversely the powers, preferences, or rights of the holders of the shares of PRIDES);
     (ii) authorize or create, or increase the authorized amount of, any capital stock, or any security convertible into capital stock of any class, ranking prior to the shares of PRIDES either as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation; or (iii) merge or consolidate with or into any other corporation, unless each holder of shares of PRIDES immediately preceding such merger or consolidation shall receive or continue to hold in the resulting corporation the same number of shares, with substantially the same rights and preferences, as correspond to the shares of PRIDES so held.

               (d) The Corporation shall not, without the approval of the holders of at least a majority of the shares of PRIDES then outstanding: (i) increase the authorized number of shares of Preferred Stock; or (ii) create any other class or classes of capital stock of the Corporation ranking on a parity with the Preferred Stock, either as to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation, or create any stock or other security convertible into or exchangeable for or evidencing the right to purchase any stock of such other class ranking on a parity with the Preferred Stock, or increase the authorized number of shares of any such other class or amount of such other stock or security.

               (e) Notwithstanding the provisions set forth in Sections 9(c) and 9(d), no such approval described therein of the holders of the shares of PRIDES shall be required if, at or before the time when such amendment, alteration, or repeal is to take effect or when the authorization, creation, increase or issuance of any such prior or parity stock or convertible security is to be made, or when such consolidation or merger, voluntary liquidation, dissolution, or winding up, sale, lease, conveyance, purchase, or redemption is to take effect, as the case may be, provision is made for the redemption of all shares of PRIDES at the time outstanding.

          IN WITNESS WHEREOF, Reynolds Metals Company has caused this certificate to be signed and attested this 20th day of January, 1994.

                                     REYNOLDS METALS COMPANY


                                     By:    /s/ Henry S. Savedge, Jr.
                                            -----------------------------
                                     Name:  Henry S. Savedge, Jr.
                                     Title: Executive Vice President
                                            and Chief Financial Officer


Attest:


/s/    D. Michael Jones
--------------------------------
Name:  D. Michael Jones
Title: Vice President, General
       Counsel and Secretary

                          State of Delaware      PAGE 1
                 Office of the Secretary of State
                 --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "BEV-PAK, INC.", A DELAWARE CORPORATION,
     "R/M CAN COMPANY", A DELAWARE CORPORATION,
     WITH AND INTO "REYNOLDS METALS COMPANY" UNDER THE NAME OF

"REYNOLDS METALS COMPANY", A CORPORATION ORGANIZED AND EXISTING
UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED
IN THIS OFFICE THE TWELFTH DAY OF DECEMBER, A.D. 1994, AT 9
O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO
THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                   /s/ Edward J. Freel
                                   ------------------------------------
                                   Edward J. Freel, Secretary of State

                                   AUTHENTICATION:  7334005
                                   DATE:  12-12-94
0240111  8100M
944241228

                    CERTIFICATE OF OWNERSHIP AND MERGER

                                  MERGING

                              R/M CAN COMPANY

                                    AND

                               BEV-PAK, INC.

                                   INTO

                          REYNOLDS METALS COMPANY

               _____________________________________________

                      Pursuant to Section 253 of the
                    General Corporation Law of Delaware

               _____________________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of R/M CAN COMPANY and BEV-PAK, INC., each a Delaware corporation.

          THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 21st day of October, 1994, determined to merge into itself R/M CAN COMPANY and BEV-PAK, INC. on the conditions set forth in such resolutions:

               RESOLVED, that the corporation, as owner of all of the outstanding shares of each class of the capital stock of R/M Can Company and Bev-Pak, Inc., merge into itself R/M Can Company and Bev-Pak, Inc. and assume all of their respective liabilities and obligations effective as of 11:59 p.m. E.S.T. on December 31, 1994; and

               FURTHER RESOLVED, that the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice Chairman of the Board, any Executive Vice
          President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized on behalf of the corporation to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents (including, without limitation, a certificate of ownership and merger and documents relating to employee benefit plans maintained for employees of Bev-Pak, Inc.) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution and delivery of any such agreements, instruments or documents to be conclusive evidence of the authority to take, execute or deliver the same.

          This Certificate of Ownership and Merger shall be effective as of 11:59 p.m. E.S.T. on December 31, 1994.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 29th day of November, 1994.

                                   REYNOLDS METALS COMPANY




                                   By /s/ D. Michael Jones
                                      ----------------------------------
                                      Vice President, General Counsel
                                      and Secretary

[SEAL]


ATTEST:


By: /s/ Brenda A. Hart
    -----------------------
    Assistant Secretary

                          State of Delaware      PAGE 1
                 Office of the Secretary of State
                 --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "RMC HOLDING, INC.", A DELAWARE CORPORATION,

     WITH AND INTO "REYNOLDS METALS COMPANY" UNDER THE NAME OF "REYNOLDS METALS COMPANY", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTEENTH DAY OF DECEMBER, A.D. 1995, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO
THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                   /s/ Edward J. Freel
                                   ------------------------------------
                                   Edward J. Freel, Secretary of State

                                   AUTHENTICATION:  7752105
                                   DATE:  12-15-95
0240111  8100M
950294013

               CERTIFICATE OF OWNERSHIP AND MERGER

                             MERGING

                       RMC HOLDINGS, INC.

                              INTO

                     REYNOLDS METALS COMPANY



                 Pursuant to Section 253 of the
               General Corporation Law of Delaware



          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST:   That the Corporation is incorporated pursuant
to the General Corporation Law of the State of Delaware.

          SECOND:   That the Corporation owns all of the
outstanding shares of each class of the capital stock of RMC HOLDINGS, Inc., a Delaware corporation.

          THIRD:   That the Corporation, by the following
resolutions of its Board of Directors, duly adopted at a meeting held on the 17th day of November, 1995, determined to merge into itself RMC HOLDINGS, INC. on the conditions set forth in such resolutions:

               RESOLVED, that the corporation, as owner of all of the outstanding shares of each class of the capital stock of RMC Holdings, Inc., merge into itself RMC Holdings, Inc. and assume all of its liabilities and obligations effective as of 11:59 p.m. E.S.T. on December 15, 1995; provided, that at any time prior to the filing of a certificate of ownership and merger with the Delaware Secretary of State with respect to such merger, this resolution may be rescinded by the Board of Directors of the corporation or by the Executive Committee thereof; and

               FURTHER RESOLVED, that the Chief Executive
     Officer, the Chief Operating Officer, the Chief Financial Officer, the Vice Chairman of the Board, any Executive Vice President, any Vice President, the Secretary and any Assistant Secretary are each hereby authorized on behalf of the corporation to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents (including, without limitation, a certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution and delivery of any such agreements, instruments or documents to be conclusive evidence of the authority to take, execute or deliver the same.

          FOURTH:   That the foregoing resolutions of the
Corporation's Board of Directors have not been rescinded by the Board of Directors or the Executive Committee thereof.

          This Certificate of Ownership and Merger shall be effective as of 11:59 p.m. E.S.T. on December 15, 1995.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 11th day of December, 1995.


                              REYNOLDS METALS COMPANY



                              By   /s/ D. Michael Jones
                                   -----------------------------
                                   Vice President, General
                                   Counsel and Secretary

[SEAL]


ATTEST:


     /s/ Brenda A. Hart
By:  -----------------------------
     Assistant Secretary

                          State of Delaware      PAGE 1
                 Office of the Secretary of State
                 --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF
DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT
COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "RMC ACCEPTANCE, INC.", A DELAWARE CORPORATION,

     WITH AND INTO "REYNOLDS METALS COMPANY" UNDER THE NAME OF "REYNOLDS METALS COMPANY", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1996, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO
THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                   /s/ Edward J. Freel
                                   -----------------------------
                                   Edward J. Freel, Secretary of State

                                   AUTHENTICATION:
                                   DATE:  12-24-96

024011100  8100
96036137

              CERTIFICATE OF OWNERSHIP AND MERGER

                            MERGING

                      RMC ACCEPTANCE, INC.

                              INTO

                    REYNOLDS METALS COMPANY

         _____________________________________________

                 Pursuant to Section 253 of the
              General Corporation Law of Delaware

         _____________________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of RMC
ACCEPTANCE, INC., a Delaware corporation.

          THIRD: That the Corporation, by the following resolutions of the Executive Committee of its Board of Directors, duly adopted by unanimous written consent as of the 20th day of December, 1996, determined to merge into itself RMC ACCEPTANCE, INC. on the conditions set forth in such resolutions:

          RESOLVED, that the corporation, as owner of all of the outstanding shares of each class of the capital stock of RMC ACCEPTANCE, INC., merge into itself RMC ACCEPTANCE, INC. and assume all of its liabilities and obligations effective as of 12:01 a.m. E.S.T. on January 2, 1997; and

          FURTHER RESOLVED, that the Chief Executive
     Officer, any Vice Chairman and Executive Officer, the Chief Financial Officer, any Senior Vice President, any Vice President, the Secretary and any Assistant Secretary are each authorized on behalf of the corporation to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents

     (including, without limitation, a certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution and delivery of any such agreements, instruments or documents to be conclusive evidence of the authority to take, execute or deliver the same.

          This Certificate of Ownership and Merger shall be effective as of 12:01 a.m. E.S.T. on January 2, 1997.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 20th day of December, 1996.

                              REYNOLDS METALS COMPANY



                              By /s/ D. Michael Jones
                                 -----------------------------
                                 Senior Vice President and
                                 General Counsel

[SEAL]


ATTEST:



By: /s/ Donna C. Dabney
    ------------------------
    Secretary

                          State of Delaware      PAGE 1
                 Office of the Secretary of State
                 --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "REYNOLDS METALS COMPANY", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF JANUARY, A.D. 1997, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO
THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                   /s/ Edward J. Freel
                                   -----------------------------
                                   Edward J. Freel, Secretary of State

                                   AUTHENTICATION:  8294419
                                   DATE:  01-22-97

0240111  8100
971020822

                  CERTIFICATE OF ELIMINATION OF

             7% PRIDES, Convertible Preferred Stock

                               of

                     REYNOLDS METALS COMPANY
                    ________________________

                 Pursuant to Section 151 of the
        General Corporation Law of the State of Delaware
                    ________________________


     REYNOLDS METALS COMPANY, a corporation organized and existing under the laws of the State of Delaware (the
"Corporation"), hereby certifies that:

1. The Corporation has heretofore authorized and issued 11,000,000 shares of 7% PRIDES, Convertible Preferred Stock, Stated Value $47.25 Per Share (the "PRIDES"), pursuant to its Certificate of Designations, Preferences, Rights and Limitations under Section 151 of the General Corporation Law of the State of Delaware (the "PRIDES Certificate of Designations") filed in the Office of Secretary of State of the State of Delaware on January 20, 1994.

2.   Pursuant to Section 3 of the PRIDES Certificate of
     Designations, on December 2, 1996 the Corporation called all of the outstanding shares of PRIDES for redemption on December 31, 1996.

3. The Board of Directors of the Corporation duly adopted the following resolutions at a meeting held on January 17, 1997, acknowledging that as a result of the redemption of all of the outstanding shares of the PRIDES on December 31, 1996, none of the authorized shares of the PRIDES are outstanding, and none will be issued subject to the PRIDES Certificate of
     Designations:

                    RESOLVED, that as a result of the
          redemption on December 31, 1996 of all of the outstanding shares of 7% PRIDES(SM), Convertible Preferred Stock, Stated Value $47.25 Per Share (the "PRIDES"), of the corporation, none of the authorized shares of the PRIDES are outstanding and none will be issued subject to the Certificate of Designations, Preferences, Rights and Limitations relating to the PRIDES (the "PRIDES Certificate of Designations") previously filed in the Office of Secretary of State of the State of Delaware; and

               FURTHER RESOLVED, that the Restated
          Certificate of Incorporation of the corporation be amended to eliminate all matters set forth in the PRIDES Certificate of Designations; and

               FURTHER RESOLVED, that the Chief Executive
          Officer, any Vice Chairman and Executive Officer, the Chief Financial Officer, the Senior Vice President and General Counsel and the Secretary of the corporation are each hereby authorized on behalf of the corporation to take any and all such action, including, without limitation, the filing and recording of one or more certificates in the appropriate offices in the State of Delaware, and the incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents which in the opinion of any of them may be necessary or desirable to achieve the purposes of, or to effect the transactions contemplated by, the preceding resolutions, the taking of any such action or the execution and delivery of any such agreements, instruments or documents to be conclusive evidence of the authority to take, execute or deliver the same.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 17th day of January, 1997.

                                        REYNOLDS METALS COMPANY



                                        By /s/ D. Michael Jones
                                           --------------------------
                                           D. Michael Jones
                                           Senior Vice President
                                           and General Counsel
[SEAL]

ATTEST:


By /s/ Donna C. Dabney
   ------------------
   Donna C. Dabney
   Secretary

              CERTIFICATE OF OWNERSHIP AND MERGER

                            MERGING

                 ALUMINA TRANSPORT CORPORATION

                              INTO

                    REYNOLDS METALS COMPANY

         _____________________________________________

                 Pursuant to Section 253 of the
              General Corporation Law of Delaware

         _____________________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of ALUMINA
TRANSPORT CORPORATION, a Delaware corporation.

          THIRD: That the Corporation, by the following resolutions of the Executive Committee of its Board of Directors, duly adopted by unanimous written consent as of the 20th day of June, 1997, determined to merge into itself ALUMINA TRANSPORT CORPORATION on the conditions set forth in such resolutions:

          RESOLVED, that the corporation, as owner of all of the outstanding shares of each class of the capital stock of ALUMINA TRANSPORT CORPORATION, merge into itself ALUMINA TRANSPORT CORPORATION and assume all of its liabilities and obligations effective as of 12:01 a.m., E.D.T., on July 1, 1997; and

          FURTHER RESOLVED, that the Chief Executive
     Officer, any Vice Chairman and Executive Officer, the Chief Financial Officer, any Senior Vice President, any Vice President, the Secretary and any Assistant Secretary are each authorized on behalf of the corporation to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents

     (including, without limitation, a certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution and delivery of any such agreements, instruments or documents to be conclusive evidence of the authority to take, execute or deliver the same.

          This Certificate of Ownership and Merger shall be effective as of 12:01 a.m., E.D.T., on July 1, 1997.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 23rd day of June, 1997.

                              REYNOLDS METALS COMPANY



                              By /s/ D. Michael Jones
                                 ------------------------------
                                 Senior Vice President and
                                 General Counsel

[SEAL]


ATTEST:



By: /s/ Donna C. Dabney
    ------------------
    Secretary

              CERTIFICATE OF OWNERSHIP AND MERGER

                            MERGING

                       RMC MICHIGAN, INC.

                              INTO

                    REYNOLDS METALS COMPANY

         _____________________________________________

                 Pursuant to Section 253 of the
              General Corporation Law of Delaware

         _____________________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of RMC
MICHIGAN, INC., a Delaware corporation.

          THIRD: That the Corporation, by the following resolutions of the Executive Committee of its Board of Directors, duly adopted by unanimous written consent as of the 12th day of December, 1997, determined to merge into itself RMC MICHIGAN, INC. on the conditions set forth in such resolutions:

          RESOLVED, that the corporation, as owner of all of the outstanding shares of each class of the capital stock of RMC MICHIGAN, INC., merge into itself RMC MICHIGAN, INC. and assume all of its liabilities and obligations effective as of 11:59 p.m. E.S.T. on December 31, 1997; and

          FURTHER RESOLVED, that the Chief Executive
     Officer, the Vice Chairman and Executive Officer, the Chief Financial Officer, any Senior Vice President, any Vice President, the Secretary and any Assistant Secretary are each authorized on behalf of the corporation to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents

     (including, without limitation, a certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution and delivery of any such agreements, instruments or documents to be conclusive evidence of the authority to take, execute or deliver the same.

          This Certificate of Ownership and Merger shall be effective as of 11:59 p.m. E.S.T. on December 31, 1997.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 15th day of December, 1997.

                              REYNOLDS METALS COMPANY



                              By /s/ D. Michael Jones
                                 ------------------------------
                                 Senior Vice President and
                                 General Counsel

[SEAL]


ATTEST:



By: /s/ Donna C. Dabney
    -------------------
    Secretary

              CERTIFICATE OF OWNERSHIP AND MERGER

                            MERGING

                      RMC ACCEPTANCE, INC.

                              INTO

                    REYNOLDS METALS COMPANY

         _____________________________________________

                 Pursuant to Section 253 of the
              General Corporation Law of Delaware

         _____________________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of RMC
ACCEPTANCE, INC., a Delaware corporation.

          THIRD: That the Corporation, by the following resolutions of the Executive Committee of its Board of Directors, duly adopted by unanimous written consent as of the 12th day of December, 1997, determined to merge into itself RMC ACCEPTANCE, INC. on the conditions set forth in such resolutions:

          RESOLVED, that the corporation, as owner of all of the outstanding shares of each class of the capital stock of RMC ACCEPTANCE, INC., merge into itself RMC ACCEPTANCE, INC. and assume all of its liabilities and obligations effective as of 12:01 a.m. E.S.T. on January 2, 1998; and

          FURTHER RESOLVED, that the Chief Executive
     Officer, the Vice Chairman and Executive Officer, the Chief Financial Officer, any Senior Vice President, any Vice President, the Secretary and any Assistant Secretary are each authorized on behalf of the corporation to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents (including, without limitation, a certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution and delivery of any such agreements, instruments or documents to be conclusive evidence of the authority to take, execute or deliver the same.

          This Certificate of Ownership and Merger shall be effective as of 12:01 a.m. E.S.T. on January 2, 1998.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 15th day of December, 1997.

                              REYNOLDS METALS COMPANY



                              By /s/ D. Michael Jones
                                 -----------------------------
                                 Senior Vice President and
                                 General Counsel

[SEAL]


ATTEST:



By: /s/ Donna C. Dabney
    --------------------
    Secretary

                                             STATE OF DELAWARE
                                             SECRETARY OF STATE
                                          DIVISION OF CORPORATIONS
                                          FILED 09:00 AM 12/17/1998
                                             981488133 - 0244011


              CERTIFICATE OF OWNERSHIP AND MERGER

                            MERGING

                     RMC SAINT GEORGE, INC.

                              INTO

                    REYNOLDS METALS COMPANY

         _____________________________________________

                 Pursuant to Section 253 of the
              General Corporation Law of Delaware

         _____________________________________________


          REYNOLDS METALS COMPANY, a Delaware corporation (the
"Corporation"), does hereby certify:

          FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of RMC
SAINT GEORGE, INC., a Delaware corporation.

          THIRD: That the Corporation, by the following resolutions of the Executive Committee of its Board of Directors, duly adopted by unanimous written consent as of the 20th day of November, 1998, determined to merge into itself RMC SAINT GEORGE, INC. on the conditions set forth in such resolutions:

          RESOLVED, that the corporation, as owner of all of the outstanding shares of each class of the capital stock of RMC SAINT GEORGE, INC., merge into itself RMC SAINT GEORGE, INC. and assume all of its liabilities and obligations effective as of 12:01 a.m. E.S.T. on January 4, 1999; and

          FURTHER RESOLVED, that the Chief Executive
     Officer, the Vice Chairman and Executive Officer, the
     Chief Financial Officer, any Senior Vice President, any Vice President, the Secretary and any Assistant
     Secretary are each authorized on behalf of the corporation to take all such action, including, without limitation, incurrence and payment of all fees, expenses and other charges, and to execute and deliver all such agreements, instruments and documents
     (including, without limitation, a
     certificate of ownership and merger) which in the opinion of any of them may be necessary or desirable to achieve the purposes of or effect the transactions contemplated by the preceding resolution, the taking of any such action or the execution and delivery of any such agreements, instruments or documents to be conclusive evidence of the authority to take, execute or deliver the same.

          This Certificate of Ownership and Merger shall be effective as of 12:01 a.m. E.S.T. on January 4, 1999.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed and this Certificate to be executed and attested by its officers thereunto duly authorized this 15th day of December, 1998.

                              REYNOLDS METALS COMPANY



                              By /s/ D. Michael Jones
                                 _______________________________
                                 Senior Vice President and
                                 General Counsel

[SEAL]


ATTEST:



By: /s/ Donna C. Dabney
   ___________________________
      Secretary